EXHIBIT 1. A(3)(c)














                        SCHEDULE OF COMMISSION RATES





                                EXHIBIT I

                                EXHIBIT IA




                           LUTHERAN BROTHERHOOD

              LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS






                          Minneapolis, Minnesota











Please file in Compensation Section 7, of the DR Planner


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                     THIS PAGE IS INTENTIONALLY BLANK

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                          SCHEDULE OF COMMISSION RATES

                               TABLE OF CONTENTS



Cover Page and Table of Contents


EXHIBIT I:


I      Payment Provisions


II.    Life Insurance Contracts (Excluding Flexible Premium Adjustable Life)

         A.  Permanent

               Life; Presidential Plus, Life Paid-Up at 96;
               Partners Presidential Plus, Survivor Presidential Plus

         B.  Renewable and Convertible Term

         C.  Other Term

               Juvenile Protection


III.   Life Insurance Riders (Excluding Riders on Flexible Premium
                               Adjustable Life)

         A.  Issued with Basic Contract

               Renewable and Convertible Term
               Other Term:  Child Term Life Ins. Benefit
               Additional Premium Option (PUA Rider)

         B.  Issued after Basic Contract

               Renewable and Convertible Term
               Other Term:  Child Term Life Ins. Benefit
               Additional Premium Option (PUA Rider)


IV.    Flexible Premium Adjustable Life (UL) - Series I

         A.  1st Year Commission

         B.  Service Commission

         C.  Special Renewal Commission

         D.  Increase Commission per $1,000

         E.  Cost of Living Increase Commission per $1,000

         F.  Riders Added After Issue Commission per $1,000


V.     Flexible Premium Adjustable Life (UL) - Series II

         A.  1st Year Commission

         B.  Service Commission

         C.  Renewal Commission per $1,000

               1.  Face Amount Less Than $250,000
               2.  Face Amount More Than $249,999
               3.  Spouse Insurance Benefit

         D.  Increase Commission per $1,000

               1.  Face Amount Less Than $250,000
               2.  Face Amount More Than $249,999

         E.  Cost of Living Increase Commission per $1,000

               1.  Face Amount Less Than $250,000
               2.  Face Amount More Than $249,999

         F.  Riders Increased/Added After Issue Commission per $1,000


VI.    Flexible Premium Adjustable Life Series (UL) - III, IV and
       Juvenile-Issue

         A.  1st Year Commission

         B.  Additional Commission (Based on Premium)

         C.  Renewal Commission per $1,000 of face amount

               1.  Face Amount Less Than $250,000 and Juvenile-Issue
               2.  Face Amount More Than $249,999 and Less Than $500,000
               3.  Face Amount More Than $499,000
               4.  Spouse Insurance Benefit

         D.  Increase Commission per $1,000

               1.  Face Amount Less Than $250,000 and Juvenile-Issue
               2.  Face Amount More Than $249,999 and Less Than $500,000
               3.  Face Amount More Than $499,000

         E.  Cost of Living Increase Commission per $1,000

               1.  Face Amount Less Than $250,000 and Juvenile-Issue
               2.  Face Amount More Than $249,999 and Less Than $500,000
               3.  Face Amount More Than $499,999

         F.  Riders Increased/Issued After Basic Contract


VII.   Flexible Premium Variable Life (VUL)

         A.  1st Year Commission

         B.  Additional Commission (Based on Premium)

         C.  Renewal Commission per $1,000 of face amount

               1.  Face Amount Less Than $250,000
               2.  Face Amount More Than $249,999
               3.  Spouse Insurance Benefit

         D.  Increase Commission per $1,000

               1.  Face Amount Less Than $250,000
               2.  Face Amount More Than $249,999

         E.  Cost of Living Increase Commission per $1,000

               1.  Face Amount Less Than $250,000
               2.  Face Amount More Than $249,999

         F.  Riders Increased/Issued After Basic Contract


VIII.  Annuity Contracts

         A.  Single Premium

         B.  Flexible Premium Deferred Annuity '89

               Variable Annuity

         C.  Flexible Premium Deferred Annuity - TSA Qualified

         D.  FPDA other than FPDA '89 - Nonqualified


IX.    Health Insurance

         A.  Contracts

         B.  Riders

X.     Supplemental Benefits


XI.    Settlement Options


EXHIBIT IA:  Target Premiums


I.     Flexible Premium Adjustable Life - Series II

         A.  Face Amount Less Than $250,000
         B.  Face Amount More Than $249,999


II.    Flexible Premium Adjustable Life - Series III, IV and Juvenile-Issue

         A.  Face Amount Less Than $250,000 and Juvenile-Issue
         B.  Face Amount More Than $249,000 and Less Than $500,000
         C.  Face Amount More Than $499,999


III.   Riders and Supplemental Benefits


IV.    Special Class


V.     Flexible Premium Variable Life Insurance Riders


Amendments

                                    [BLANK PAGE]

                          SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I



I.    PAYMENT PROVISIONS

      A. First Year Commissions, Renewal Commissions, Increase Commissions, Rider Commissions and for Flexible Premium Variable Life contracts written on or after June 1, 1990, Rollover Commissions are payable to the Representative* who sold the coverage.

      B. Service Commissions, Special Service Commissions, Rollover Commissions for all products except Flexible Premium Variable Life
         (VUL) written after June 1, 1990, and Cost of Living Increase Commissions are payable to the Representative* who is assigned to service the contract at the time the commission is payable.

      C. FREQUENCY OF COMMISSION PAYMENTS

         Commissions will be paid at the same frequency as the related premiums are paid except

         1) First Year Commissions that are expressed as a percent of premiums and all Increase Commissions on contracts for which premiums are paid by Pre-Authorized Collection will be annualized and payable when the contract is issued or increased; except that the additional 3% of all premium paid on Flexible Premium Adjustable Life and Flexible Premium Variable Life and the First Year Commissions on Flexible Premium Annuity and Variable Annuity contracts paid by Pre-Authorized Collection will not be annualized.

         2) Renewal Commissions which are expressed as an amount per $1,000 will be paid monthly.

      D. Recovery of Commissions Previously Paid

         1) If the Society returns all or any portion of a premium payment, any commissions paid to the Representative* on this premium shall be repaid to the Society and the Society shall have the right to recover such commission from any compensation thereafter due and payable to the Representative*.

         2) On Flexible Premium Adjustable Life and Flexible Premium Variable Life Insurance contracts which terminate during the first contract year, First Year Commission will not exceed the sum of a) 3% of all premium paid plus b) the pro rata portion of the First Year Commission based on premium up to target that would be paid if the contract remained in force for the year.

            On Flexible Premium Adjustable Life Insurance Series II, III, IV and Juvenile-Issue and Flexible Premium Variable Life contracts which terminate during the first contract year, First Year Commissions based on premiums up to target will be the product of the First Year Commission rate and the lesser of
            (1) premiums paid and credited on the contract, and
            (2) one-twelfth of the Target Premium times the number of full months the contract remained in force.

            First year Commissions paid will be reduced by the amounts, if any, in excess of those determined above.

      E. Contract Changes and Conversions

         The Society will determine the amount of compensation and which Representative* will be paid the compensation on contract changes (except for the addition of term insurance and health insurance riders) and conversions, the continuation of Juvenile Term Insurance contracts and the rollover of Modified Premium Whole Life contracts. If a contract replaces in whole or in part a contract previously issued by Lutheran Brotherhood or any subsidiary or affiliate, the Society shall have the right to determine what, if any, compensation shall be allowed.

      F. All variable products will be subject to the vesting provisions of
         Section II.C. of the District Representative Agreement.

---------------------------------------
* All references to a Representative include a District Representative and/or a Registered Representative. An appropriate Registered
   Representative license is required before the sale of any variable product.



II.   LIFE INSURANCE CONTRACTS (Excluding Flexible Premium Adjustable Life)


      Commissions are a percentage of the premium due and payable on the basic contract during each contract year (excluding any extra premium paid for aviation or temporary extra premium).


      A. Permanent Life

                                    WHOLE LIFE
                               (Presidential Plus)
                                 LIFE PAID UP AT 96     Survivor
                                 $50,000 AND OVER       Presidential Plus
                  LIFE*           PARTNER PRES.PLUS         (SPLUS)
            ================   =====================   =====================
Number of
 Annual    1st Year  1st Renewal 1st Year  1st Renewal 1st Year  1st Renewal
Premiums   Commission Commission Commission Commission Commission Commission
---------- --------- ---------- ---------- ---------- ---------- -----------
45 and over    65  %    17  %      55  %      17  %      50  %      13  %
   42-44       65       16.5       55         16.5       50         13
   35-41       65       16         55         16         50         13
   32-34       65       15.5       55         15.5       47.5       13
   30-31       62.5     15.5       53         15.5       45         12.5
   27-29       62.5     15         53         15         42.5       12.5
   25-26       60       14.5       51         14.5       40         12
   23-24       57.5     14.5       49         14.5       40         12
    22         55       14.5       47         14.5       40         12
    21         52.5     14.5       46         14.5       40         12
    20         52.5     14.5       45         14.5       40         12
   18-19       50       14         44         14         40         12
    17         50       14         43         14         40         12
   15-16       47.5     14         41         14         40         12
    14         44.5     13.5       39         13.5       40         12
    13         42.5     13.5       37         13.5       N/A        N/A
    12         39       13.5       35         13.5       N/A        N/A
    11         37       13.5       33         13.5       N/A        N/A
    10         35       13.5       31         13.5       N/A        N/A
     9         33       13.0       29         13.0       N/A        N/A
     8         31       13.0       27         13.0       N/A        N/A
     7         29       13.0       25         13.0       N/A        N/A
     6         27       13.0       23         13.0       N/A        N/A
     5         25       13.0       21         13.0       N/A        N/A

*Except as otherwise provided in this schedule.

         2ND AND 3RD RENEWAL COMM.: One-half of the 1st Renewal
                                    Commission rate.
         4TH RENEWAL COMM.:  5%

         5TH, 6TH AND 7TH RENEWAL COMM.:  2%


         On any plan other than Survivor Presidential Plus with premium payable beyond age 85, the number of annual premiums to be paid is determined as though premiums were payable to age 85.


         On a Survivor Presidential Plus plan the number of annual premiums to be paid is the number of annual premiums payable from the joint issue age to age 100.


                                    1st Year                 Renewal
                                   Commission              Commissions
                                   ----------              -----------
         Single Premium Life           3%                      None


      B. Renewable and Convertible Term Insurance Contracts

                                 Commission Rates
             Commission Rates    for Initial Face       Commission Rates
             for Initial Face       Amount More         for Initial Face
             Amount Less Than    Than $499,999 and        Amount More
                 $500,000       Less Than $1,000,000     Than $999,999
            =================   =====================   ====================

            First      First     First     1st - 7th    First     1st - 7th
  Issue      Year     Renewal     Year      Renewal      Year      Renewal
   Age   Commission Commission Commission Commissions Commission Commissions
---------- --------- ---------- ---------- ---------- ---------- -----------
   16-40       45  %    14  %      30  %      10  %      25  %      10  %
   41-43       45       13.5       30         10         25         10
   44-53       45       13         30         10         25         10
   54          43       13         30         10         25         10
   55          43       13         28         10         23.5       10
   56-58       43       12.5       28         10         23.5       10
   59          41.5     12         28         10         23.5       10
   60          41.5     12         26         10         21.5       10
   61-62       40       12         26         10         21.5       10
   63          38.5     12         26         10         21.5       10
   64          37       12         26         10         21.5       10
   65          37       12         24         10         20         10
   66-68       35.5     12         24         10         20         10
   69-70       34       12         24         10         20         10

         Renewal Commission Rates for Initial Face Amount Less
         Than $500,000:

         2ND AND 3RD RENEWAL COMM.: One-half of the 1st Renewal
                                    Commission rate.

         4TH RENEWAL COMMISSION: 5%

         5TH, 6TH AND 7TH RENEWAL COMMISSIONS: 2%


      C. Other Term Insurance Contracts


                                    First Year       First Renewal
                                    Commission        Commission
                                    ----------        ----------
         Juvenile Protector            45%                14%


                                At Attained Age 5   At Attained Age 6
                                -----------------   -----------------
         JumpStart                     45%                14%


         2ND AND 3RD RENEWAL COMM.:    One-half of the 1st Renewal
                                       Commission rate.
         4TH RENEWAL COMMISSION:  5%

         5TH, 6TH AND 7TH RENEWAL COMMISSIONS:  2%



III.  LIFE INSURANCE RIDERS (Excluding Riders On
                             Flexible Premium Adjustable Life)


      Commissions are a percentage of the premium due and payable on the rider during the rider year (excluding any extra premium paid for aviation or temporary extra premium).


      A. Riders issued with the basic contract.


         RENEWABLE AND CONVERTIBLE TERM INSURANCE RIDER:  BASIC AND SPOUSE

                                 Commission Rates
             Commission Rates    for Initial Face       Commission Rates
             for Initial Face       Amount More         for Initial Face
             Amount Less Than    Than $499,999 and        Amount More
                 $500,000       Less Than $1,000,000     Than $999,999
            ================   ======================   ==================

            First      First     First     1st - 7th    First     1st - 7th
  Issue      Year     Renewal     Year      Renewal      Year      Renewal
   Age   Commission Commission Commission Commissions Commission Commissions
---------- --------- ---------- ---------- ---------- ---------- -----------
   16-40       45  %    14  %      30  %      10  %      25  %      10  %
   41-43       45       13.5       30         10         25         10
   44-53       45       13         30         10         25         10
   54          43       13         30         10         25         10
   55          43       13         28         10         23.5       10
   56-58       43       12.5       28         10         23.5       10
   59          41.5     12         28         10         23.5       10
   60          41.5     12         26         10         21.5       10
   61-62       40       12         26         10         21.5       10
   63          38.5     12         26         10         21.5       10
   64          37       12         26         10         21.5       10
   65          37       12         24         10         20         10
   66-68       35.5     12         24         10         20         10
   69-70       34       12         24         10         20         10

                                          Issue
                                         Age of   First Year  First Renewal
                                          Rider   Commission   Commission
                                          -----   ----------   ----------
CHILD TERM LIFE INSURANCE BENEFIT:       All Ages     45%         14%


         Renewal Commission rates for Renewable and Convertible Term Insurance Riders with Initial Face Amount Less Than $500,000 and Child Term Life Insurance Benefit issued with the basic contract:

         2ND AND 3RD RENEWAL COMM.:    One-half of the 1st Renewal
                                       Commission rate.
         4TH RENEWAL COMMISSION:  5%

         5TH, 6TH AND 7TH RENEWAL COMMISSIONS:  2%

         ADDITIONAL PREMIUM OPTION (PUA RIDER)


         The commission is a service commission equal to 3% of all premium paid and credited by the Society whenever paid and credited.


      B. Riders added after issue of the basic contract.

         RENEWABLE AND CONVERTIBLE TERM INSURANCE RIDER:  BASIC AND SPOUSE

                                 Commission Rates
             Commission Rates    for Initial Face       Commission Rates
             for Initial Face       Amount More         for Initial Face
             Amount Less Than    Than $499,999 and        Amount More
                 $500,000       Less Than $1,000,000     Than $999,999
            ================   ======================   ==================

            First      First     First     1st - 7th    First     1st - 7th
  Issue      Year     Renewal     Year      Renewal      Year      Renewal
   Age   Commission Commission Commission Commissions Commission Commissions
---------- --------- ---------- ---------- ---------- ---------- -----------
   16-53    41.5  %      8  %     27.5  %      9  %     22.5  %      9  %
   54       40           8        27.5         9        22.5         9
   55-58    40           8        25.5         9        21           9
   59       38           8        25.5         9        21           9
   60       38           8        23.5         9        19           9
   61-62    36.5         8        23.5         9        19           9
   63       34.5         8        23.5         9        19           9
   64       33           8        23.5         9        19           9
   65       33           8        21.5         9        17.5         9
   66-68    31.5         8        21.5         9        17.5         9
   69-70    30           8        21.5         9        17.5         9

                                          Issue
                                         Age of   First Year  First Renewal
                                          Rider   Commission   Commission
                                          -----   ----------   ----------
         CHILD TERM LIFE
         INSURANCE BENEFIT:              All Ages     45%         14%


         Renewal Commission rates for Renewable and Convertible Term Insurance Riders with Initial Face Amount less than $500,000, Child Term Life Insurance Benefit added after the basic contract:

         2ND AND 3RD RENEWAL COMM.:    One-half of the 1st Renewal
                                       Commission rate.

         4TH RENEWAL COMMISSION:  4% except Child Rider.  Child Rider = 5%

         5TH, 6TH AND 7TH RENEWAL COMMISSIONS:  2%

         ADDITIONAL PREMIUM OPTION (PUA RIDER):


         The commission is a service commission equal to 3% of the premium paid to and credited by the Society whenever paid and credited.



IV.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE - SERIES I


      A. First Year Commission


             Issue Age        Commission Rate
             ---------        ---------------
                0-63               50  %
               64-68               47.5
               69-70               45
               71-72               42.5
                 73                40
               74-75               37.5


         First Year Commission is a percentage of all premium paid and credited in the first contract year up to but not exceeding the amount required to pay the annual cost of insurance, the cost of any supplemental benefits and riders issued with the basic contract and first year loads. Premium paid and credited includes amounts paid for supplemental benefits and riders issued with the basic contract.


      B. Service Commission

         5% of all premium paid and credited whenever paid and credited.


      C. Special Renewal Commission

         This Commission is payable only upon termination of this Agreement on or after the Qualified Early Retirement Date or upon termination of this Agreement due to death as specified in the District Representative Agreement.


             Issue Age      Commission Per $1,000*
             ---------      ----------------------
                 0-25              $.12
                26-50               .24
                51-75               .36


       * One-twelfth of the Special Renewal Commission is paid monthly on the portion of the initial face amount remaining in force each month during the first four renewal years.

                         SCHEDULE OF COMMISSION RATES
                                   EXHIBIT I


     IV.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE - SERIES ICONTINUED

        D. Increase Commission per $1,000* of increase in face amount

  Attained    Male          Female   Attained     Male          Female
    Age   Std.    Nsmkr. Std.   Nsmkr.  Age   Std.    Nsmkr.  Std.   Nsmkr.
===========================================================================
     0    1.68           1.56          38    2.88    2.52    2.28    2.04
     1    1.44   1.32                  39    3.12    2.76    2.52    2.16
     2    1.20   1.20                  40    3.36    2.88    2.64    2.28
     3    1.08   1.08                  41    3.60    3.00    2.88    2.40
     4     .96    .96                  42    3.96    3.24    3.12    2.64
     5     .84    .84                  43    4.32    3.48    3.36    2.76
     6     .72    .72                  44    4.80    3.72    3.60    3.00
     7     .72    .72                  45    5.16    3.96    3.84    3.24
     8     .72    .72                  46    5.64    4.32    4.20    3.48
     9     .72    .72                  47    6.12    4.68    4.44    3.84
    10     .72    .72                  48    6.60    5.16    4.80    4.08
    11     .84    .72                  49    7.08    5.64    5.16    4.44
    12     .96    .84                  50    7.56    6.00    5.52    4.68
    13    1.08    .84                  51    8.04    6.36    5.88    4.92
    14    1.20    .84                  52    8.40    6.72    6.12    5.16
    15    1.32    .96                  53    8.88    7.08    6.48    5.40
    16    1.44   1.08                  54    9.36    7.56    6.72    5.76
    17    1.44   1.08                  55    9.84    7.92    7.08    6.00
    18    1.44   1.20                  56   10.32    8.40    7.44    6.36
    19    1.56   1.32                  57   10.92    8.76    7.80    6.60
    20    1.56   1.44   1.32   1.08    58   11.52    9.24    8.28    6.96
    21    1.56   1.44   1.32   1.20    59   12.12    9.84    8.64    7.32
    22    1.56   1.44   1.32   1.20    60   12.72   10.32    9.12    7.80
    23    1.68   1.56   1.32   1.32    61   13.32   10.92    9.72    8.40
    24    1.68   1.56   1.32   1.32    62   13.92   11.40   10.32    9.00
    25    1.68   1.56   1.32   1.32    63   14.52   12.12   11.04    9.72
    26    1.68   1.56   1.32   1.32    64   15.12   12.72   11.76   10.44
    27    1.80   1.68   1.44   1.32    65   15.84   13.44   12.48   11.16
    28    1.92   1.80   1.56   1.44    66   16.68   14.40   13.20   12.00
    29    1.92   1.80   1.56   1.44    67   17.52   15.36   14.04   12.72
    30    2.04   1.80   1.56   1.44    68   18.48   16.32   14.76   13.56
    31    2.16   1.92   1.68   1.56    69   19.20   17.28   15.36   14.28
    32    2.16   1.92   1.68   1.56    70   19.68   17.88   15.84   14.76
    33    2.16   1.92   1.68   1.56    71   19.44   17.76   15.60   14.64
    34    2.28   2.04   1.80   1.68    72   19.32   17.64   15.48   14.64
    35    2.40   2.16   1.92   1.80    73   19.08   17.64   15.36   14.64
    36    2.52   2.28   2.04   1.90    74   18.84   17.64   15.24   14.64
    37    2.76   2.40   2.16   1.92    75   18.72   17.52   15.12   14.52

Age used is attained age of the insured on the effective date of the increase in face amount of contract or attained age of spouse on the effective date of the increase in the Spouse Insurance Benefit rider. Std.
includes contracts and riders with increased face amounts having premium class "Standard" or "Special"; Nsmkr. includes contracts and riders with increased face amounts having premium class "Nonsmoker" or Nonsmoker
Special".

                         SCHEDULE OF COMMISSION RATES
                                  EXHIBIT I

        IV.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE - SERIES I

E. Cost of Living Increase Commission per $1,000* of increase in face amount

Attained      Male         Female    Attained     Male          Female
   Age     Std.  Nsmkr.  Std.  Nsmkr.  Age    Std.    Nsmkr.  Std.   Nsmkr.
===========================================================================
     1     .48           .36           36     .84     .72     .60     .60
     2     .36           .36           37     .96     .84     .72     .60
     3     .36           .36           38     .96     .84     .72     .60
     4     .24           .24           39    1.08     .96     .84     .72
     5     .24           .24           40    1.08     .96     .84     .72
     6     .24           .24           41    1.20     .96     .96     .72
     7     .24           .24           42    1.32    1.08     .96     .84
     8     .24           .24           43    1.44    1.20    1.08     .96
     9     .24           .24           44    1.56    1.20    1.20     .96
    10     .24           .24           45    1.68    1.32    1.32    1.08
    11     .24           .24           46    1.80    1.44    1.44    1.20
    12     .36           .24           47    1.92    1.56    1.56    1.32
    13     .36           .36           48    2.04    1.68    1.56    1.32
    14     .48           .36           49    2.28    1.92    1.68    1.44
    15     .48           .36           50    2.52    2.04    1.80    1.56
    16     .48           .36           51    2.76    2.16    1.92    1.68
    17     .48           .36           52    2.88    2.28    2.04    1.80
    18     .48           .48           53    3.00    2.40    2.16    1.80
    19     .48           .48           54    3.12    2.52    2.28    1.92
    20     .48    .48    .48    .36    55    3.24    2.64    2.40    2.04
    21     .48    .48    .48    .36    56    3.48    2.76    2.52    2.16
    22     .48    .48    .48    .36    57    3.60    3.00    2.64    2.28
    23     .60    .48    .48    .48    58    3.84    3.24    2.76    2.40
    24     .60    .48    .48    .48    59    4.08    3.36    2.88    2.52
    25     .60    .48    .48    .48    60    4.20    3.48    3.00    2.64
    26     .60    .48    .48    .48    61    4.32    3.60    3.12    2.76
    27     .72    .60    .48    .48    62    4.32    3.60    3.24    2.76
    28     .72    .60    .48    .48    63    4.32    3.60    3.24    2.88
    29     .72    .60    .48    .48    64    4.32    3.60    3.36    3.00
    30     .72    .60    .48    .48    65    4.32    3.60    3.36    3.00
    31     .72    .60    .48    .48    66    4.32    3.72    3.36    3.12
    32     .72    .60    .48    .48    67    4.44    3.72    3.48    3.12
    33     .84    .72    .60    .60    68    4.44    3.72    3.48    3.12
    34     .84    .72    .60    .60    69    4.20    3.60    3.36    3.00
    35     .84    .72    .60    .60    70    3.96    3.60    3.12    3.00

* One-twelfth of Cost of Living Increase Commission on the portion of the increase remaining in force each month after the effective date of the increase is paid monthly for one year after the effective date of the increase. Age used is attained age of the insured on the effective date of the increase in face amount. Std. includes increased face amounts with premium class "Standard" or "Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker
     Special".

                          SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I


         IV.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE - SERIES I

                     F. Riders Issued After Basic Contract

        Spouse Insurance Benefit Commission per $1,000* of face amount

  Issue     Male          Female      Issue     Male           Female
   Age   Std.  Nsmkr.   Std.   Nsmkr.  Age   Std.   Nsmkr.   Std.   Nsmkr.
===========================================================================
   18    2.16           1.80           47    9.00    7.08    6.72    5.64
   19    2.28           1.80           48    9.84    7.80    7.20    6.12
   20    2.28   2.16    1.92   1.68    49   10.56    8.40    7.80    6.60
   21    2.28   2.16    1.92   1.80    50   11.28    9.00    8.28    7.08
   22    2.40   2.16    2.04   1.80    51   12.00    9.60    8.76    7.44
   23    2.40   2.16    2.04   1.80    52   12.60   10.08    9.12    7.80
   24    2.52   2.28    2.04   1.92    53   13.32   10.68    9.60    8.16
   25    2.52   2.28    2.04   1.92    54   14.04   11.28   10.08    8.64
   26    2.64   2.40    2.04   1.92    55   14.76   11.88   10.56    9.00
   27    2.64   2.40    2.16   2.04    56   15.60   12.48   11.04    9.48
   28    2.76   2.52    2.16   2.04    57   16.32   13.20   11.64    9.84
   29    2.88   2.52    2.16   2.04    58   17.28   13.92   12.24   10.32
   30    3.00   2.64    2.28   2.16    59   18.12   14.64   12.84   10.92
   31    3.12   2.76    2.40   2.28    60   19.08   15.48   13.68   11.64
   32    3.24   2.88    2.52   2.28    61   20.04   16.44   14.64   12.60
   33    3.36   3.00    2.64   2.40    62   21.12   17.40   15.72   13.68
   34    3.48   3.12    2.76   2.52    63   22.20   18.36   16.92   14.88
   35    3.60   3.2     2.88   2.64    64   23.28   19.56   18.12   16.08
   36    3.84   3.36    3.00   2.76    65   24.48   20.76   19.32   17.28
   37    4.08   3.60    3.24   2.88    66   25.80   22.20   20.52   18.60
   38    4.32   3.84    3.48   3.12    67   27.36   23.88   21.84   19.92
   39    4.68   4.08    3.72   3.24    68   28.80   25.56   23.16   21.24
   40    5.04   4.32    3.96   3.48    69   30.24   27.12   24.36   22.56
   41    5.52   4.56    4.32   3.72    70   31.44   28.56   25.32   23.64
   42    6.00   4.92    4.56   3.96    71   32.52   29.88   26.28   24.72
   43    6.48   5.16    4.92   4.20    72   33.48   30.96   27.00   25.56
   44    7.08   5.52    5.40   4.44    73   34.20   31.92   27.60   26.28
   45    7.68   6.00    5.76   4.80    74   34.56   32.40   27.96   26.76
   46    8.40   6.48    6.24   5.16    75   34.68   32.64   28.08   27.00

* One-twelfth of the commission on the portion of the face amount of the rider remaining in force each month is paid monthly for one year after the effective date of the rider. Age used is issue age of the spouse.
     Std. includes riders issued with premium class "Standard" or "Special"; Nsmkr. includes riders issued with premium class "Nonsmoker" or "Nonsmoker Special".

           Child Insurance Benefit Commission per $1,000 of face amount
 Commission is $2.76 per $1,000. One-twelfth of the commission is paid monthly.


                         SCHEDULE OF COMMISSION RATES
                                   EXHIBIT I


V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II


      A. First Year Commission


         First Year Commission is a percentage of all premiums paid and credited in the first contract year up to but not exceeding the Target Premium. (Target Premiums are illustrated in Exhibit IA).


                Issue Age                    Commission Rate
                ---------                    ---------------
                   0-53                            52%
                  54-58                            50
                  59-60                            48
                  61-62                            46
                   63                              44
                   64                              43
                   65                              42
                  66-67                            41
                   68                              40
                  69-70                            38
                   71                              36
                   72                              34
                   73                              32
                   74                              30
                   75                              28


      B. Service Commission


         3% of all premium paid and credited whenever paid and credited.

                           SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I
       V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II
    C. Renewal Commission per $1,000* of face amount (initial or increase)
      1. Basic Contract - Highest Total Face Amount** Less Than $250,000

             Male          Female                Male          Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.  Nsmkr.  Smkr.   Nsmkr.
===========================================================================
    0    0.12           0.12           38    0.36    0.36    0.36    0.24
    1    0.12           0.12           39    0.36    0.36    0.36    0.24
    2    0.12           0.12           40    0.48    0.36    0.36    0.24
    3    0.12           0.12           41    0.48    0.36    0.36    0.36
    4    0.12           0.12           42    0.48    0.36    0.36    0.36
    5    0.12           0.12           43    0.60    0.48    0.48    0.36
    6    0.12           0.12           44    0.60    0.48    0.48    0.36
    7    0.12           0.12           45    0.60    0.48    0.48    0.36
    8    0.12           0.12           46    0.72    0.48    0.48    0.36
    9    0.12           0.12           47    0.72    0.48    0.60    0.48
   10    0.12           0.12           48    0.84    0.60    0.6     0.48
   11    0.12           0.12           49    0.84    0.60    0.60    0.48
   12    0.12           0.12           50    0.84    0.60    0.60    0.48
   13    0.12           0.12           51    0.96    0.72    0.72    0.60
   14    0.12           0.12           52    0.96    0.72    0.72    0.60
   15    0.12           0.12           53    1.08    0.84    0.84    0.60
   16    0.12           0.12           54    1.20    0.84    0.84    0.72
   17    0.12           0.12           55    1.20    0.96    0.84    0.72
   18    0.12           0.12           56    1.32    0.96    0.96    0.72
   19    0.12           0.12           57    1.44    1.08    0.96    0.84
   20    0.12    0.12   0.12   0.12    58    1.44    1.08    1.08    0.84
   21    0.24    0.12   0.12   0.12    59    1.56    1.20    1.08    0.96
   22    0.24    0.12   0.12   0.12    60    1.68    1.32    1.20    0.96
   23    0.24    0.12   0.12   0.12    61    1.80    1.32    1.32    1.08
   24    0.24    0.24   0.12   0.12    62    1.80    1.44    1.44    1.20
   25    0.24    0.24   0.12   0.12    63    1.92    1.56    1.44    1.32
   26    0.24    0.24   0.12   0.12    64    2.04    1.68    1.56    1.32
   27    0.24    0.24   0.12   0.12    65    2.16    1.80    1.68    1.44
   28    0.24    0.24   0.24   0.12    66    2.28    1.92    1.80    1.56
   29    0.24    0.24   0.24   0.12    67    2.40    2.04    1.80    1.68
   30    0.24    0.24   0.24   0.12    68    2.52    2.16    1.92    1.80
   31    0.24    0.24   0.24   0.24    69    2.64    2.28    2.04    1.80
   32    0.24    0.24   0.24   0.24    70    2.76    2.40    2.16    1.92
   33    0.24    0.24   0.24   0.24    71    2.88    2.64    2.28    2.04
   34    0.24    0.24   0.24   0.24    72    3.12    2.76    2.40    2.16
   35    0.36    0.24   0.24   0.24    73    3.24    3.00    2.52    2.28
   36    0.36    0.24   0.24   0.24    74    3.48    3.12    2.64    2.40
   37    0.36    0.24   0.24   0.24    75    3.60    3.24    2.76    2.64

* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first four renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".
** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

                       SCHEDULE OF COMMISSION RATES
                                 EXHIBIT I


     V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

   C. Renewal Commission per $1,000* of face amount (initial or increase)

   2. Basic Contract - Highest Total Face Amount** More Than $249,999

            Male          Female                 Male          Female
   Age   Smkr.  Nsmkr.  Smkr. Nsmkr.   Age   Smkr.   Nsmkr   Smkr.  Nsmkr.
===========================================================================
   16    0.12           0.12           46    0.48    0.36    0.36    0.36
   17    0.12           0.12           47    0.60    0.36    0.36    0.36
   18    0.12           0.12           48    0.60    0.48    0.48    0.36
   19    0.12           0.12           49    0.60    0.48    0.48    0.36
   20    0.12   0.12    0.12   0.12    50    0.72    0.48    0.48    0.36
   21    0.12   0.12    0.12   0.12    51    0.72    0.48    0.48    0.36
   22    0.12   0.12    0.12   0.12    52    0.84    0.60    0.60    0.48
   23    0.12   0.12    0.12   0.12    53    0.84    0.60    0.60    0.48
   24    0.12   0.12    0.12   0.12    54    0.84    0.60    0.60    0.48
   25    0.12   0.12    0.12   0.12    55    0.96    0.72    0.72    0.60
   26    0.12   0.12    0.12   0.12    56    0.96    0.72    0.72    0.60
   27    0.12   0.12    0.12   0.12    57    1.08    0.84    0.72    0.60
   28    0.24   0.12    0.12   0.12    58    1.20    0.84    0.84    0.72
   29    0.24   0.12    0.12   0.12    59    1.20    0.96    0.84    0.72
   30    0.24   0.12    0.12   0.12    60    1.32    0.96    0.96    0.72
   31    0.24   0.12    0.12   0.12    61    1.32    1.08    0.96    0.84
   32    0.24   0.24    0.12   0.12    62    1.44    1.08    1.08    0.96
   33    0.24   0.24    0.12   0.12    63    1.56    1.20    1.20    0.96
   34    0.24   0.24    0.12   0.12    64    1.56    1.32    1.20    1.08
   35    0.24   0.24    0.24   0.12    65    1.68    1.32    1.32    1.08
   36    0.24   0.24    0.24   0.12    66    1.80    1.44    1.32    1.20
   37    0.24   0.24    0.24   0.24    67    1.80    1.56    1.44    1.32
   38    0.24   0.24    0.24   0.24    68    1.92    1.68    1.56    1.32
   39    0.36   0.24    0.24   0.24    69    2.04    1.80    1.56    1.44
   40    0.36   0.24    0.24   0.24    70    2.16    1.80    1.68    1.44
   41    0.36   0.24    0.24   0.24    71    2.28    2.04    1.80    1.56
   42    0.36   0.36    0.36   0.24    72    2.40    2.16    1.80    1.68
   43    0.48   0.36    0.36   0.24    73    2.52    2.28    1.92    1.80
   44    0.48   0.36    0.36   0.24    74    2.64    2.40    2.04    1.92
   45    0.48   0.36    0.36   0.24    75    2.76    2.52    2.16    2.04

* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first four renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr. includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the total Face Amount after a requested increase.

                     SCHEDULE OF COMMISSION RATES
                              EXHIBIT I


      V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

   C. Renewal Commission per $1,000* of face amount (initial or increase)

                     3. Spouse Insurance Benefit

             Male          Female               Male            Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.  Nsmkr.   Smkr.   Nsmkr.
============================================================================
   16    0.12           0.00           46    0.24    0.12    0.12    0.12
   17    0.12           0.00           47    0.24    0.12    0.24    0.12
   18    0.12           0.00           48    0.36    0.12    0.24    0.12
   19    0.12           0.00           49    0.36    0.12    0.24    0.12
   20    0.12   0.12    0.00   0.00    50    0.36    0.24    0.24    0.12
   21    0.12   0.12    0.00   0.00    51    0.36    0.24    0.24    0.12
   22    0.12   0.12    0.00   0.00    52    0.48    0.24    0.24    0.24
   23    0.12   0.12    0.00   0.00    53    0.48    0.24    0.36    0.24
   24    0.12   0.12    0.12   0.00    54    0.48    0.24    0.36    0.24
   25    0.12   0.12    0.12   0.00    55    0.60    0.36    0.36    0.24
   26    0.12   0.12    0.12   0.00    56    0.60    0.36    0.36    0.24
   27    0.12   0.12    0.12   0.00    57    0.72    0.36    0.36    0.24
   28    0.12   0.12    0.12   0.00    58    0.72    0.48    0.36    0.24
   29    0.12   0.12    0.12   0.00    59    0.84    0.48    0.48    0.24
   30    0.12   0.12    0.12   0.00    60    0.84    0.48    0.48    0.36
   31    0.12   0.12    0.12   0.00    61    0.96    0.60    0.48    0.36
   32    0.12   0.12    0.12   0.00    62    0.96    0.60    0.60    0.36
   33    0.12   0.12    0.12   0.12    63    1.08    0.72    0.60    0.48
   34    0.12   0.12    0.12   0.12    64    1.08    0.72    0.60    0.48
   35    0.12   0.12    0.12   0.12    65    1.20    0.84    0.72    0.48
   36    0.12   0.12    0.12   0.12    66    1.32    0.96    0.72    0.60
   37    0.12   0.12    0.12   0.12    67    1.44    1.08    0.84    0.60
   38    0.12   0.12    0.12   0.12    68    1.56    1.08    0.84    0.72
   39    0.12   0.12    0.12   0.12    69    1.68    1.20    0.96    0.72
   40    0.12   0.12    0.12   0.12    70    1.80    1.32    0.96    0.84
   41    0.12   0.12    0.12   0.12    71    1.92    1.56    1.08    0.96
   42    0.24   0.12    0.12   0.12    72    2.04    1.68    1.20    0.96
   43    0.24   0.12    0.12   0.12    73    2.28    1.80    1.32    1.08
   44    0.24   0.12    0.12   0.12    74    2.40    2.04    1.32    1.20
   45    0.24   0.12    0.12   0.12    75    2.64    2.16    1.44    1.20

* One-twelfth of the Renewal Commission on the portion of the initial rider face amount or increase in rider face amount remaining in force each month is paid monthly during the first four renewal years after issue of the rider or increase of the rider. Age used is issue age of spouse or, for increases in face amount, attained age of the spouse on the effective date of the increase. Smkr. includes riders with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr. includes riders with face amounts/increased face amounts having premium class "Nonsmoker" or Nonsmoker Special".



                         SCHEDULE OF COMMISSION RATES
                                  EXHIBIT I

       V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

        D. Increase Commission per $1,000* of increase in face amount
     1. Basic Contract - Highest Total Face Amount** Less Than $250,000

Attained     Male          Female    Attained    Male           Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.  Nsmkr.   Smkr.   Nsmkr.
============================================================================
    0    1.56           1.56           38    5.04    4.08    3.96    3.48
    1    1.56           1.56           39    5.28    4.20    4.20    3.72
    2    1.56           1.56           40    5.64    4.44    4.44    3.84
    3    1.56           1.56           41    6.12    4.80    4.80    4.08
    4    1.56           1.56           42    6.72    5.16    5.16    4.32
    5    1.56           1.56           43    7.20    5.52    5.52    4.44
    6    1.56           1.56           44    7.68    5.76    5.76    4.80
    7    1.56           1.56           45    8.28    6.12    6.12    4.92
    8    1.56           1.56           46    8.88    6.60    6.60    5.28
    9    1.56           1.56           47    9.60    6.96    7.08    5.52
   10    1.56           1.56           48   10.20    7.44    7.44    5.88
   11    1.68           1.56           49   10.80    7.92    7.92    6.24
   12    1.68           1.56           50   11.52    8.40    8.28    6.60
   13    1.68           1.68           51   12.36    9.00    8.88    7.08
   14    1.80           1.68           52   13.20    9.72    9.60    7.56
   15    1.80           1.68           53   14.16   10.32   10.20    8.16
   16    1.92           1.68           54   14.52   10.68   10.44    8.28
   17    2.04           1.68           55   15.36   11.28   11.04    8.76
   18    2.16           1.68           56   16.44   12.24   11.76    9.48
   19    2.16           1.80           57   17.52   13.20   12.60   10.20
   20    2.28   2.04    1.80    1.56   58   18.60   14.04   13.44   10.92
   21    2.40   2.16    1.80    1.68   59   18.84   14.40   13.68   11.04
   22    2.52   2.16    1.92    1.80   60   19.92   15.24   14.40   11.76
   23    2.52   2.28    2.04    1.80   61   20.16   15.72   14.88   12.36
   24    2.64   2.40    2.16    1.92   62   21.36   16.80   15.96   13.44
   25    2.76   2.40    2.16    2.04   63   21.48   17.16   16.32   13.92
   26    2.88   2.52    2.28    2.04   64   22.08   17.76   16.92   14.52
   27    3.00   2.64    2.28    2.16   65   22.56   18.36   17.52   15.24
   28    3.00   2.64    2.40    2.16   66   23.28   19.32   18.00   15.84
   29    3.24   2.76    2.52    2.28   67   24.48   20.76   18.96   16.92
   30    3.36   2.88    2.52    2.28   68   25.20   21.60   19.44   17.52
   31    3.48   3.00    2.64    2.40   69   25.08   21.72   19.44   17.52
   32    3.60   3.00    2.76    2.52   70   26.28   23.04   20.28   18.48
   33    3.72   3.24    2.88    2.64   71   26.40   23.40   20.28   18.72
   34    3.84   3.24    3.00    2.64   72   26.28   23.64   20.16   18.72
   35    3.96   3.36    3.12    2.76   73   26.16   23.52   20.04   18.60
   36    4.32   3.60    3.36    3.00   74   25.80   23.40   19.68   18.48
   37    4.56   3.84    3.60    3.24   75   25.20   23.04   19.20   18.12

Age used is attained age of the insured on the effective date of the requested increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the total Face Amount after a requested increase.

                    SCHEDULE OF COMMISSION RATES
                             EXHIBIT I


   V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

      D. Increase Commission per $1,000* of increase in face amount

    2. Basic Contract - Highest Total Face Amount** More Than $249,999

Attained     Male          Female   Attained     Male           Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.  Nsmkr.   Smkr.   Nsmkr.
============================================================================
   16    1.44           1.20           46    6.84    5.04    5.16    4.08
   17    1.56           1.32           47    7.32    5.40    5.40    4.32
   18    1.68           1.32           48    7.92    5.76    5.76    4.56
   19    1.68           1.32           49    8.40    6.12    6.00    4.80
   20    1.80   1.68    1.32   1.20    50    8.88    6.48    6.48    5.04
   21    1.92   1.68    1.44   1.20    51    9.60    6.96    6.84    5.40
   22    1.92   1.68    1.44   1.32    52   10.20    7.44    7.32    5.88
   23    2.04   1.80    1.56   1.44    53   10.92    8.04    7.92    6.24
   24    2.16   1.92    1.68   1.44    54   11.16    8.28    8.04    6.48
   25    2.16   1.92    1.68   1.56    55   11.88    8.76    8.52    6.84
   26    2.28   1.92    1.80   1.68    56   12.72    9.48    9.12    7.32
   27    2.28   2.04    1.80   1.68    57   13.56   10.20    9.72    7.92
   28    2.40   2.16    1.92   1.68    58   14.40   10.92   10.32    8.40
   29    2.52   2.16    1.92   1.80    59   14.62   11.16   10.56    8.52
   30    2.52   2.28    2.04   1.80    60   15.36   11.76   11.16    9.12
   31    2.64   2.28    2.16   1.92    61   15.60   12.12   11.52    9.60
   32    2.76   2.40    2.16   1.92    62   16.44   13.08   12.36   10.32
   33    2.88   2.52    2.28   2.04    63   16.68   13.32   12.60   10.80
   34    3.00   2.52    2.28   2.16    64   16.92   13.68   12.96   11.16
   35    3.12   2.64    2.40   2.16    65   17.40   14.28   13.56   11.76
   36    3.36   2.76    2.64   2.28    66   17.88   14.88   13.92   12.24
   37    3.60   2.88    2.76   2.52    67   18.84   15.96   14.64   13.08
   38    3.84   3.12    3.00   2.64    68   19.56   16.68   15.12   13.56
   39    4.08   3.36    3.24   2.88    69   19.08   16.68   14.88   13.44
   40    4.32   3.48    3.48   3.00    70   20.04   17.64   15.48   14.16
   41    4.80   3.72    3.72   3.12    71   20.52   18.24   15.84   14.52
   42    5.16   3.96    3.96   3.36    72   20.16   18.00   15.48   14.28
   43    5.52   4.20    4.20   3.48    73   20.04   18.12   15.36   14.28
   44    6.00   4.44    4.44   3.72    74   19.80   18.00   15.12   14.16
   45    6.36   4.80    4.80   3.84    75   19.32   17.76   14.76   13.92


Age used is attained age of the insured on the effective date of the requested increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".


**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the total Face Amount after a requested increase.


                          SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I


      V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

E. Cost of Living Increase Commission per $1,000* of increase in face amount

          1. Highest Total Face Amount** Less Than $250,000 (Band 1)

Attained     Male         Female    Attained     Male           Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
============================================================================
    0    0.48           0.48           33    1.08    0.96    0.84    0.72
    1    0.48           0.48           34    1.08    0.96    0.84    0.72
    2    0.48           0.48           35    1.20    0.96    0.84    0.84
    3    0.48           0.48           36    1.20    1.08    0.96    0.84
    4    0.48           0.48           37    1.32    1.08    1.08    0.96
    5    0.48           0.48           38    1.44    1.20    1.08    0.96
    6    0.48           0.48           39    1.56    1.20    1.20    1.08
    7    0.48           0.48           40    1.56    1.32    1.32    1.08
    8    0.48           0.48           41    1.80    1.44    1.44    1.20
    9    0.48           0.48           42    1.92    1.44    1.44    1.20
   10    0.48           0.48           43    2.04    1.56    1.56    1.32
   11    0.48           0.48           44    2.28    1.68    1.68    1.32
   12    0.48           0.48           45    2.40    1.80    1.80    1.44
   13    0.48           0.48           46    2.52    1.92    1.92    1.56
   14    0.48           0.48           47    2.76    2.04    2.04    1.56
   15    0.48           0.48           48    2.88    2.16    2.16    1.68
   16    0.60           0.48           49    3.12    2.28    2.28    1.80
   17    0.60           0.48           50    3.36    2.40    2.40    1.92
   18    0.60           0.48           51    3.60    2.64    2.52    2.04
   19    0.60           0.48           52    3.84    2.76    2.76    2.16
   20    0.72   0.60    0.48   0.48    53    4.08    3.00    2.88    2.28
   21    0.72   0.60    0.48   0.48    54    4.20    3.12    3.00    2.40
   22    0.72   0.60    0.60   0.48    55    4.44    3.24    3.12    2.52
   23    0.72   0.72    0.60   0.48    56    4.68    3.48    3.36    2.76
   24    0.72   0.72    0.60   0.60    57    5.04    3.84    3.60    2.88
   25    0.84   0.72    0.60   0.60    58    5.40    4.08    3.84    3.12
   26    0.84   0.72    0.60   0.60    59    5.40    4.20    3.96    3.24
   27    0.84   0.72    0.72   0.60    60    5.76    4.44    4.20    3.36
   28    0.84   0.72    0.72   0.60    61    5.88    4.56    4.32    3.60
   29    0.96   0.84    0.72   0.60    62    6.12    4.80    4.56    3.84
   30    0.96   0.84    0.72   0.72    63    6.24    4.92    4.68    3.96
   31    0.96   0.84    0.72   0.72    64    6.36    5.16    4.92    4.20
   32    1.08   0.84    0.84   0.72

Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special.

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the total Face Amount after a requested increase.

Please note:  A COLA increase alone will not trigger a change to the next higher band.

                           SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I


   V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

E. Cost of Living Increase Commission per $1,000* of increase in face amount

       2. Highest Total Face Amount** More Than $249,999 (Band 2)

Attained    Male          Female    Attained     Male           Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.   Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
============================================================================
   16    0.48           0.36           41    1.32    1.08    1.08    0.84
   17    0.48           0.36           42    1.44    1.20    1.20    0.96
   18    0.48           0.36           43    1.56    1.20    1.20    0.96
   19    0.48           0.36           44    1.68    1.32    1.32    1.08
   20    0.48   0.48    0.36   0.36    45    1.80    1.32    1.44    1.08
   21    0.48   0.48    0.36   0.36    46    1.92    1.44    1.44    1.20
   22    0.60   0.48    0.48   0.36    47    2.16    1.56    1.56    1.20
   23    0.60   0.48    0.48   0.36    48    2.28    1.68    1.68    1.32
   24    0.60   0.48    0.48   0.48    49    2.40    1.80    1.80    1.44
   25    0.60   0.48    0.48   0.48    50    2.52    1.92    1.80    1.44
   26    0.60   0.60    0.48   0.48    51    2.76    2.04    1.92    1.56
   27    0.72   0.60    0.48   0.48    52    3.00    2.16    2.16    1.68
   28    0.72   0.60    0.48   0.48    53    3.12    2.28    2.28    1.80
   29    0.72   0.60    0.60   0.48    54    3.24    2.40    2.28    1.80
   30    0.72   0.60    0.60   0.48    55    3.36    2.52    2.40    1.92
   31    0.72   0.72    0.60   0.48    56    3.60    2.76    2.64    2.16
   32    0.84   0.72    0.60   0.60    57    3.84    2.88    2.76    2.28
   33    0.84   0.72    0.60   0.60    58    4.08    3.12    3.00    2.40
   34    0.84   0.72    0.72   0.60    59    4.20    3.24    3.00    2.40
   35    0.84   0.72    0.72   0.60    60    4.44    3.36    3.24    2.64
   36    0.96   0.84    0.72   0.72    61    4.56    3.48    3.36    2.76
   37    1.08   0.84    0.84   0.72    62    4.80    3.72    3.60    3.00
   38    1.08   0.84    0.84   0.72    63    4.80    3.84    3.60    3.12
   39    1.20   0.96    0.96   0.84    64    4.92    3.96    3.72    3.24
   40    1.20   0.96    0.96   0.84

Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".

**  The Highest Total Face Amount is the greater of  1) the Initial Face
    Amount or  2) the total Face Amount after a requested increase.

Please note:  A COLA increase alone will not trigger a change to the next higher band.

                      SCHEDULE OF COMMISSION RATES
                               EXHIBIT I


     V.    FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  --  SERIES II

              F. Riders Increased/Issued After Basic Contract

       Spouse Insurance Benefit Commission per $1,000* of face amount

             Male          Female                Male           Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr. Age    Smkr.   Nsmkr.  Smkr.   Nsmkr.
============================================================================
   16    0.96           0.48           46    3.36    1.92    2.28    1.44
   17    0.96           0.48           47    3.60    1.92    2.40    1.68
   18    0.96           0.48           48    3.96    2.16    2.52    1.68
   19    0.96                  0.48    49    4.32    2.16    2.64    1.80
   20    1.08   0.84    0.60   0.48    50    4.68    2.40    2.88    1.92
   21    1.08   0.84    0.60   0.48    51    5.16    2.52    3.12    2.28
   22    1.08   0.84    0.60   0.48    52    5.76    3.00    3.48    2.40
   23    1.20   0.84    0.60   0.48    53    6.36    3.36    3.96    2.64
   24    1.20   0.84    0.84   0.60    54    6.72    3.60    4.20    2.76
   25    1.20   0.84    0.84   0.60    55    7.32    3.96    4.44    3.00
   26    1.20   0.84    0.84   0.60    56    7.92    4.44    4.80    3.12
   27    1.20   0.84    0.84   0.60    57    8.52    4.92    5.04    3.24
   28    1.20   0.84    0.84   0.60    58    9.24    5.28    5.28    3.36
   29    1.32   0.96    0.84   0.60    59    9.48    5.52    5.16    3.48
   30    1.44   0.96    0.96   0.60    60   10.32    6.24    5.52    3.60
   31    1.44   0.96    0.96   0.60    61   10.68    6.72    5.88    3.84
   32    1.56   0.96    0.96   0.72    62   11.40    7.32    6.36    4.32
   33    1.56   0.96    1.08   0.84    63   11.64    7.68    6.48    4.68
   34    1.56   0.96    1.20   0.96    64   12.24    8.16    6.96    5.04
   35    1.68   1.08    1.20   0.96    65   12.84    8.76    7.32    5.40
   36    1.68   1.08    1.32   0.96    66   13.56    9.48    7.68    5.88
   37    1.80   1.08    1.44   1.08    67   14.52   10.44    8.28    6.48
   38    1.92   1.20    1.56   1.20    68   15.36   11.28    8.64    6.96
   39    2.04   1.20    1.56   1.20    69   15.72   11.76    8.88    7.20
   40    2.16   1.32    1.56   1.20    70   17.04   13.08    9.60    7.92
   41    2.28   1.32    1.68   1.20    71   17.52   13.56    9.84    8.16
   42    2.40   1.44    1.68   1.20    72   17.76   14.04    9.96    8.28
   43    2.64   1.56    1.80   1.20    73   18.00   14.52   10.08    8.52
   44    2.88   1.68    1.92   1.20    74   18.36   14.88   10.20    8.64
   45    3.12   1.68    2.04   1.32    75   18.48   15.36   10.20    8.76

Age used is issue age of the spouse or, for increases in face amount, attained age of the spouse on the effective date of the increase.
Smkr. includes riders with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr. includes riders with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".

     Child Insurance Benefit Commission per $1,000 of face amount

                 Commission is $3.00 per $1,000.
          One-twelfth of the commission is paid monthly.


                           SCHEDULE OF COMMISSION RATES
                                   EXHIBIT I


VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE - SERIES III, IV AND
      JUVENILE-ISSUE

      A. First Year Commission

         First Year Commission is a percentage of all premium paid and credited in the first contract year up to but not exceeding the Target Premium. (Target Premiums are illustrated in Exhibit IA).


                     Issue Age                    Commission Rate
                     ---------                    ---------------
                        0-53                            52  %
                       54-58                            50
                       59-60                            48
                       61-62                            46
                        63                              44
                        64                              43
                        65                              42
                       66-67                            41
                        68                              40
                       69-70                            38
                        71                              36
                        72                              34
                        73                              32
                        74                              30
                        75                              28
                        76                              26
                        77                              24.5
                        78                              23
                        79                              21.5
                        80                              20


         For contracts issued on or after June 1, 1990, an additional First Year Commission is 3% of all premium paid and credited whenever paid and credited during the first year.


      B. Additional commission based on premium

         1. For contracts issued on or after June 1, 1990, a Renewal Commission based on premium is paid equal to 3% of all premium paid and credited whenever paid and credited in contract year 2 or later.

         2. For contracts issued before June 1, 1990, a Service Commission is paid equal to 3% of all premium paid and credited whenever paid and credited.

                        SCHEDULE OF COMMISSION RATES
                                  EXHIBIT I

             VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                       SERIES III, IV AND JUVENILE-ISSUE

   C. Renewal Commission per $1,000* of face amount (initial or increase)

            1. Basic Contract - Highest Total Face Amount** of
                    Series III and IV Less Than $250,000
             (No limit on face amount of Juvenile-Issue contract)

             Male          Female                Male           Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
============================================================================
    0    0.12           0.12           41    0.48    0.36    0.36    0.36
    1    0.12           0.12           42    0.48    0.36    0.36    0.36
    2    0.12           0.12           43    0.60    0.48    0.48    0.36
    3    0.12           0.12           44    0.60    0.48    0.48    0.36
    4    0.12           0.12           45    0.60    0.48    0.48    0.36
    5    0.12           0.12           46    0.72    0.48    0.48    0.36
    6    0.12           0.12           47    0.72    0.48    0.60    0.48
    7    0.12           0.12           48    0.72    0.60    0.60    0.48
    8    0.12           0.12           49    0.84    0.60    0.60    0.48
    9    0.12           0.12           50    0.84    0.60    0.60    0.48
   10    0.12           0.12           51    0.96    0.72    0.72    0.60
   11    0.12           0.12           52    0.96    0.72    0.72    0.60
   12    0.12           0.12           53    1.08    0.72    0.84    0.60
   13    0.12           0.12           54    1.20    0.84    0.84    0.72
   14    0.12           0.12           55    1.20    0.84    0.84    0.72
   15    0.12           0.12           56    1.32    0.96    0.96    0.72
   16    0.12           0.12           57    1.44    0.96    0.96    0.84
   17    0.12           0.12           58    1.44    1.08    1.08    0.84
   18    0.12           0.12           59    1.56    1.20    1.08    0.96
   19    0.12           0.12           60    1.68    1.32    1.20    0.96
   20    0.12   0.12    0.12   0.12    61    1.80    1.32    2.04    1.08
   21    0.24   0.12    0.12   0.12    62    1.80    1.44    1.44    1.20
   22    0.24   0.12    0.12   0.12    63    1.92    1.56    1.44    1.32
   23    0.24   0.12    0.12   0.12    64    2.04    1.68    1.56    1.32
   24    0.24   0.24    0.12   0.12    65    2.16    1.80    1.68    1.44
   25    0.24   0.24    0.12   0.12    66    2.28    1.92    1.80    1.56
   26    0.24   0.24    0.12   0.12    67    2.40    2.04    1.80    1.68
   27    0.24   0.24    0.12   0.12    68    2.52    2.16    1.92    1.80
   28    0.24   0.24    0.24   0.12    69    2.64    2.28    2.04    1.80
   29    0.24   0.24    0.24   0.12    70    2.76    2.40    2.16    1.92
   30    0.24   0.24    0.24   0.12    71    2.88    2.64    2.28    2.04
   31    0.24   0.24    0.24   0.24    72    3.12    2.76    2.40    2.16
   32    0.24   0.24    0.24   0.24    73    3.24    3.00    2.52    2.28
   33    0.24   0.24    0.24   0.24    74    3.48    3.12    2.64    2.40
   34    0.24   0.24    0.24   0.24    75    3.60    3.24    2.76    2.64
   35    0.36   0.24    0.24   0.24    76    3.72    3.48    2.88    2.76
   36    0.36   0.24    0.24   0.24    77    3.96    3.60    3.00    2.88
   37    0.36   0.24    0.24   0.24    78    4.08    3.84    3.12    3.00
   38    0.36   0.36    0.36   0.24    79    4.32    3.96    3.24    3.12
   39    0.36   0.36    0.36   0.24    80    4.44    4.20    3.36    3.24
   40    0.48   0.36    0.36   0.24


* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first four renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.


                       SCHEDULE OF COMMISSION RATES
                                  EXHIBIT I

             VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                              SERIES III AND IV

  C. Renewal Commission per $1,000* of face amount (initial or increase)

           2. Basic Contract - Highest Total Face Amount**
                               More Than $249,999 and Less Than $500,000

            Male           Female                Male          Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr. Smkr.   Nsmkr.
============================================================================
   20    0.12   0.12    0.12   0.12    51    0.72    0.48    0.48    0.36
   21    0.12   0.12    0.12   0.12    52    0.72    0.60    0.60    0.48
   22    0.12   0.12    0.12   0.12    53    0.84    0.60    0.60    0.48
   23    0.12   0.12    0.12   0.12    54    0.84    0.60    0.60    0.48
   24    0.12   0.12    0.12   0.12    55    0.96    0.72    0.72    0.60
   25    0.12   0.12    0.12   0.12    56    0.96    0.72    0.72    0.60
   26    0.12   0.12    0.12   0.12    57    1.08    0.84    0.72    0.60
   27    0.12   0.12    0.12   0.12    58    1.08    0.84    0.84    0.72
   28    0.24   0.12    0.12   0.12    59    1.20    0.96    0.84    0.72
   29    0.24   0.12    0.12   0.12    60    1.32    0.96    0.96    0.72
   30    0.24   0.12    0.12   0.12    61    1.32    1.08    0.96    0.84
   31    0.24   0.12    0.12   0.12    62    1.44    1.08    1.08    0.96
   32    0.24   0.24    0.12   0.12    63    1.56    1.20    1.20    0.96
   33    0.24   0.24    0.12   0.12    64    1.56    1.32    1.20    1.08
   34    0.24   0.24    0.12   0.12    65    1.68    1.32    1.32    1.08
   35    0.24   0.24    0.24   0.12    66    1.80    1.44    1.32    1.20
   36    0.24   0.24    0.24   0.12    67    1.80    1.56    1.44    1.32
   37    0.24   0.24    0.24   0.24    68    1.92    1.68    1.56    1.32
   38    0.24   0.24    0.24   0.24    69    2.04    1.80    1.56    1.44
   39    0.36   0.24    0.24   0.24    70    2.16    1.80    1.68    1.44
   40    0.36   0.24    0.24   0.24    71    2.28    2.04    1.80    1.56
   41    0.36   0.24    0.24   0.24    72    2.40    2.16    1.80    1.68
   42    0.36   0.36    0.36   0.24    73    2.52    2.28    1.92    1.80
   43    0.48   0.36    0.36   0.24    74    2.64    2.40    2.04    1.92
   44    0.48   0.36    0.36   0.24    75    2.76    2.52    2.16    2.04
   45    0.48   0.36    0.36   0.24    76    2.88    2.64    2.16    2.04
   46    0.48   0.36    0.36   0.36    77    3.00    2.76    2.28    2.16
   47    0.60   0.36    0.36   0.36    78    3.12    3.00    2.40    2.28
   48    0.60   0.48    0.48   0.36    79    3.24    3.12    2.52    2.40
   49    0.60   0.48    0.48   0.36    80    3.48    3.24    2.64    2.52
   50    0.72   0.48    0.48   0.36

* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first four renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

                    SCHEDULE OF COMMISSION RATES
                              EXHIBIT I


          VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                          SERIES III AND IV

C. Renewal Commission per $1,000* of face amount (initial or increase)

  3. Basic Contract - Highest Total Face Amount** More Than $499,999

             Male          Female                Male           Female
   Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.  Nsmkr.   Smkr.   Nsmkr.
============================================================================
   20    0.12   0.12    0.12   0.12    51    0.48    0.36    0.36    0.24
   21    0.12   0.12    0.12   0.12    52    0.48    0.36    0.36    0.36
   22    0.12   0.12    0.12   0.12    53    0.60    0.36    0.36    0.36
   23    0.12   0.12    0.12   0.12    54    0.60    0.48    0.48    0.36
   24    0.12   0.12    0.12   0.12    55    0.60    0.48    0.48    0.36
   25    0.12   0.12    0.12   0.12    56    0.72    0.48    0.48    0.36
   26    0.12   0.12    0.12   0.12    57    0.72    0.60    0.48    0.48
   27    0.12   0.12    0.12   0.12    58    0.84    0.60    0.60    0.48
   28    0.12   0.12    0.12   0.12    59    0.84    0.60    0.60    0.48
   29    0.12   0.12    0.12   0.12    60    0.96    0.72    0.60    0.48
   30    0.12   0.12    0.12   0.12    61    0.96    0.72    0.72    0.60
   31    0.12   0.12    0.12   0.12    62    0.96    0.84    0.72    0.60
   32    0.12   0.12    0.12   0.12    63    1.08    0.84    0.84    0.72
   33    0.12   0.12    0.12   0.12    64    1.08    0.96    0.84    0.72
   34    0.12   0.12    0.12   0.12    65    1.20    0.96    0.96    0.84
   35    0.12   0.12    0.12   0.12    66    1.20    1.08    0.96    0.84
   36    0.12   0.12    0.12   0.12    67    1.32    1.08    0.96    0.96
   37    0.24   0.12    0.12   0.12    68    1.32    1.20    1.08    0.96
   38    0.24   0.12    0.12   0.12    69    1.44    1.20    1.08    0.96
   39    0.24   0.12    0.12   0.12    70    1.56    1.32    1.20    1.08
   40    0.24   0.24    0.12   0.12    71    1.68    1.44    1.20    1.20
   41    0.24   0.24    0.24   0.12    72    1.80    1.56    1.32    1.20
   42    0.24   0.24    0.24   0.12    73    1.92    1.68    1.44    1.32
   43    0.24   0.24    0.24   0.24    74    2.04    1.80    1.56    1.44
   44    0.36   0.24    0.24   0.24    75    2.16    2.04    1.68    1.56
   45    0.36   0.24    0.24   0.24    76    2.28    2.16    1.80    1.68
   46    0.36   0.24    0.24   0.24    77    2.40    2.28    1.92    1.80
   47    0.36   0.24    0.24   0.24    78    2.64    2.40    1.92    1.92
   48    0.36   0.24    0.24   0.24    79    2.76    2.52    2.04    1.92
   49    0.48   0.36    0.36   0.24    80    2.88    2.64    2.16    2.04
   50    0.48   0.36    0.36   0.24

* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first four renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

                      SCHEDULE OF COMMISSION RATES
                                 EXHIBIT I


            VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                      SERIES III, IV AND JUVENILE-ISSUE

   C. Renewal Commission per $1,000* of face amount (initial or increase)

                         4. Spouse Insurance Benefit

            Male          Female                 Male           Female
  Age   Smkr.  Nsmkr.  Smkr.   Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
============================================================================
  16    0.00           0.00            49    0.24    0.12    0.12    0.12
  17    0.00           0.00            50    0.36    0.24    0.24    0.12
  18    0.12           0.00            51    0.36    0.24    0.24    0.12
  19    0.12           0.00            52    0.36    0.24    0.24    0.12
  20    0.12   0.00    0.00    0.00    53    0.36    0.24    0.24    0.12
  21    0.12   0.00    0.00    0.00    54    0.48    0.24    0.24    0.12
  22    0.12   0.00    0.00    0.00    55    0.48    0.24    0.24    0.12
  23    0.12   0.00    0.00    0.00    56    0.48    0.24    0.24    0.24
  24    0.12   0.00    0.00    0.00    57    0.60    0.36    0.24    0.24
  25    0.12   0.00    0.00    0.00    58    0.60    0.36    0.36    0.24
  26    0.12   0.00    0.00    0.00    59    0.60    0.36    0.36    0.24
  27    0.12   0.00    0.00    0.00    60    0.72    0.36    0.36    0.24
  28    0.12   0.00    0.00    0.00    61    0.72    0.48    0.36    0.24
  29    0.12   0.00    0.00    0.00    62    0.84    0.48    0.36    0.24
  30    0.12   0.00    0.12    0.00    63    0.84    0.48    0.36    0.24
  31    0.12   0.00    0.12    0.00    64    0.84    0.48    0.48    0.36
  32    0.12   0.12    0.12    0.00    65    0.96    0.60    0.48    0.36
  33    0.12   0.12    0.12    0.00    66    0.96    0.60    0.48    0.36
  34    0.12   0.12    0.12    0.00    67    1.08    0.72    0.48    0.36
  35    0.12   0.12    0.12    0.00    68    1.20    0.72    0.60    0.36
  36    0.12   0.12    0.12    0.00    69    1.32    0.84    0.60    0.48
  37    0.12   0.12    0.12    0.12    70    1.44    0.96    0.72    0.48
  38    0.12   0.12    0.12    0.12    71    1.56    1.08    0.72    0.60
  39    0.12   0.12    0.12    0.12    72    1.68    1.20    0.84    0.60
  40    0.12   0.12    0.12    0.12    73    1.80    1.32    0.84    0.72
  41    0.12   0.12    0.12    0.12    74    1.92    1.44    0.96    0.72
  42    0.24   0.12    0.12    0.12    75    2.16    1.56    0.96    0.84
  43    0.24   0.12    0.12    0.12    76    2.52    1.80    1.20    0.84
  44    0.24   0.12    0.12    0.12    77    2.76    1.92    1.44    0.96
  45    0.24   0.12    0.12    0.12    78    3.00    2.16    1.56    1.08
  46    0.24   0.12    0.12    0.12    79    3.24    2.28    1.68    1.20
  47    0.24   0.12    0.12    0.12    80    3.48    2.52    1.92    1.44
  48    0.24   0.12    0.12    0.12

* The twelfth of the Renewal Commission on the portion of the rider face amount or increase in rider face amount remaining in force each month is paid monthly during the first four renewal years after issue of the rider or increase of the rider. Age used is issue age of spouse or, for increases in face amount, attained age of the spouse on the effective date of the increase. Smkr. includes riders with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; includes riders with face amounts/increased face amounts having premium class
   "Nonsmoker" or "Nonsmoker Special".


                     SCHEDULE OF COMMISSION RATES
                            EXHIBIT I
        VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                  SERIES III, IV AND JUVENILE-ISSUE
   D. Increase Commission per $1,000* of increase in face amount
        1. Basic Contract - Highest Total Face Amount** of
                            Series III and IV Less Than $250,000
        (No limit on face amount of Juvenile-Issue contract)

Attained    Male          Female    Attained    Male           Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    1.32           1.32           41    6.12    4.80    4.80    4.08
   1    1.32           1.32           42    6.60    5.16    5.16    4.32
   2    1.32           1.32           43    7.08    5.52    5.52    4.44
   3    1.32           1.32           44    7.68    5.76    5.76    4.80
   4    1.32           1.32           45    8.28    6.12    6.12    4.92
   5    1.32           1.32           46    8.88    6.60    6.60    5.28
   6.   1.32           1.32           47    9.48    6.96    7.08    5.52
   7.   1.32           1.32           48    9.96    7.44    7.44    5.88
   8    1.32           1.32           49   10.56    7.92    7.92    6.24
   9    1.32           1.32           50   11.28    8.40    8.28    6.60
  10    1.32           1.32           51   12.12    8.88    8.88    7.08
  11    1.32           1.32           52   12.96    9.36    9.60    7.56
  12    1.44           1.32           53   13.92    9.96   10.20    8.16
  13    1.44           1.32           54   14.52   10.20   10.44    8.28
  14    1.68           1.44           55   15.36   10.92   11.04    8.76
  15    1.80           1.44           56   16.44   11.76   11.76    9.48
  16    1.92           1.56           57   17.52   12.60   12.60   10.20
  17    2.04           1.68           58   18.60   13.56   13.44   10.92
  18    2.16           1.68           59   18.84   14.04   13.68   11.04
  19    2.16           1.80           60   19.92   15.24   14.40   11.76
  20    2.28   2.04    1.80   1.56    61   20.16   15.72   14.88   12.36
  21    2.40   2.16    1.80   1.68    62   21.36   16.80   15.96   13.44
  22    2.52   2.16    1.92   1.80    63   21.48   17.16   16.32   13.92
  23    2.52   2.28    2.04   1.80    64   22.08   17.76   16.92   14.52
  24    2.64   2.40    2.16   1.92    65   22.56   18.36   17.52   15.24
  25    2.76   2.40    2.16   2.04    66   23.28   19.32   18.00   15.84
  26    2.88   2.52    2.28   2.04    67   24.48   20.76   18.96   16.92
  27    3.00   2.64    2.28   2.16    68   25.20   21.60   19.44   17.52
  28    3.00   2.64    2.40   2.16    69   25.08   21.72   19.44   17.52
  29    3.24   2.76    2.52   2.28    70   26.28   23.04   20.28   18.48
  30    3.36   2.88    2.52   2.28    71   26.40   23.40   20.28   18.72
  31    3.48   3.00    2.64   2.40    72   26.28   23.64   20.16   18.72
  32    3.60   3.00    2.76   2.52    73   26.16   23.52   20.04   18.60
  33    3.72   3.24    2.88   2.64    74   25.80   23.40   19.68   18.48
  34    3.84   3.24    3.00   2.64    75   25.20   23.04   19.20   18.12
  35    3.96   3.36    3.12   2.76    76   24.48   22.56   18.60   17.64
  36    4.32   3.60    3.36   3.00    77   24.12   22.32   18.24   17.40
  37    4.56   3.84    3.60   3.24    78   23.64   21.96   17.88   17.04
  38    5.04   4.08    3.96   3.48    79   22.92   21.48   17.28   16.56
  39    5.28   4.20    4.20   3.72    80   22.20   20.88   16.68   16.08
  40    5.64   4.44    4.44   3.84
Age used is attained age of the insured on the effective date of the requested increase in face amount.  Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".
** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

                     SCHEDULE OF COMMISSION RATES
                              EXHIBIT I


          VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                          SERIES III AND IV

     D. Increase Commission per $1,000* of increase in face amount

        2. Basic Contract - Highest Total Face Amount**
                            More Than $249,999 and Less Than $500,000

Attained    Male          Female    Attained    Male           Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
  20    1.80   1.68    1.32   1.20    51    9.36    6.96    6.84    5.40
  21    1.92   1.68    1.44   1.20    52   10.08    7.32    7.32    5.88
  22    1.92   1.68    1.44   1.32    53   10.80    7.68    7.92    6.24
  23    2.04   1.80    1.56   1.44    54   11.16    7.92    8.04    6.48
  24    2.16   1.92    1.68   1.44    55   11.88    8.52    8.52    6.84
  25    2.16   1.92    1.68   1.56    56   12.72    9.12    9.12    7.32
  26    2.28   1.92    1.80   1.68    57   13.56   10.20    9.72    7.92
  27    2.28   2.04    1.80   1.68    58   14.40   10.92   10.32    8.40
  28    2.40   2.16    1.92   1.68    59   14.52   11.04   10.56    8.52
  29    2.52   2.16    1.92   1.80    60   15.36   11.76   11.16    9.12
  30    2.52   2.28    2.04   1.80    61   15.60   12.12   11.52    9.60
  31    2.64   2.28    2.16   1.92    62   16.44   13.08   12.36   10.32
  32    2.76   2.40    2.16   1.92    63   16.68   13.32   12.60   10.80
  33    2.88   2.52    2.28   2.04    64   16.92   13.68   12.96   11.16
  34    3.00   2.52    2.28   2.16    65   17.40   14.28   13.56   11.76
  35    3.12   2.64    2.40   2.16    66   17.88   14.88   13.92   12.24
  36    3.36   2.76    2.64   2.28    67   18.84   15.96   14.64   13.08
  37    3.60   2.88    2.76   2.52    68   19.56   16.68   15.12   13.56
  38    3.84   3.12    3.00   2.64    69   19.08   16.68   14.88   13.44
  39    4.08   3.36    3.24   2.88    70   20.04   17.64   15.48   14.16
  40    4.32   3.48    3.48   3.00    71   20.52   18.24   15.84   14.52
  41    4.80   3.72    3.72   3.12    72   20.16   18.00   15.48   14.28
  42    5.16   3.96    3.96   3.36    73   20.04   18.12   15.36   14.28
  43    5.52   4.20    4.20   3.48    74   19.80   18.00   15.12   14.16
  44    6.00   4.44    4.44   3.72    75   19.32   17.76   14.76   13.92
  45    6.36   4.80    4.80   3.84    76   18.84   17.40   14.28   13.56
  46    6.84   5.04    5.16   4.08    77   18.60   17.16   14.04   13.44
  47    7.20   5.40    5.40   4.32    78   18.24   16.92   13.80   13.20
  48    7.68   5.76    5.76   4.56    79   17.64   16.56   13.44   12.84
  49    8.28   6.12    6.00   4.80    80   17.16   16.08   12.96   12.48
  50    8.76   6.48    5.04

Age used is attained age of the insured on the effective date of the requested increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

                         SCHEDULE OF COMMISSION RATES
                                 EXHIBIT I


             VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                            SERIES III AND IV

       D. Increase Commission per $1,000* of increase in face amount

      3. Basic Contract - Highest Total Face Amount** More Than $499,999

Attained    Male          Female    Attained   Male            Female
  Age   Smkr   Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
  20    1.32   1.08    0.96   0.84    51    6.36    4.68    4.68    3.72
  21    1.32   1.20    0.96   0.84    52    6.84    5.04    5.04    3.96
  22    1.32   1.20    1.08   0.96    53    7.32    5.28    5.28    4.20
  23    1.32   1.20    1.08   0.96    54    7.68    5.52    5.52    4.44
  24    1.44   1.32    1.20   1.08    55    8.16    5.88    5.88    4.68
  25    1.44   1.32    1.20   1.08    56    8.76    6.36    6.24    5.04
  26    1.44   1.32    1.20   1.08    57    9.36    6.84    6.72    5.40
  27    1.56   1.44    1.32   1.20    58   10.08    7.44    7.20    5.76
  28    1.68   1.44    1.32   1.20    59   10.20    7.68    7.32    5.88
  29    1.68   1.44    1.32   1.20    60   10.80    8.28    7.80    6.36
  30    1.80   1.44    1.32   1.20    61   11.04    8.52    8.04    6.72
  31    1.80   1.56    1.44   1.32    62   11.64    9.12    8.64    7.32
  32    1.92   1.68    1.44   1.32    63   11.64    9.24    8.88    7.56
  33    1.92   1.68    1.44   1.32    64   12.00    9.72    9.24    8.04
  34    2.04   1.68    1.56   1.44    65   12.36   10.08    9.60    8.40
  35    2.16   1.80    1.68   1.44    66   12.72   10.56    9.84    8.76
  36    2.28   1.92    1.80   1.68    67   13.32   11.16   10.32    9.24
  37    2.40   2.04    1.92   1.80    68   13.68   11.76   10.56    9.60
  38    2.52   2.16    2.04   1.92    69   13.68   11.88   10.68    9.60
  39    2.76   2.28    2.16   2.04    70   14.52   12.72   11.16   10.32
  40    2.88   2.40    2.28   2.04    71   14.64   13.08   11.28   10.44
  41    3.24   2.52    2.52   2.16    72   14.76   13.32   11.40   10.56
  42    3.48   2.64    2.64   2.28    73   15.00   13.56   11.52   10.68
  43    3.72   2.88    2.88   2.40    74   15.12   13.92   11.64   10.92
  44    4.08   3.00    3.12   2.52    75   15.36   14.04   11.64   11.04
  45    4.32   3.24    3.24   2.52    76   15.12   13.92   11.52   10.80
  46    4.56   3.48    3.48   2.76    77   15.00   13.92   11.40   10.80
  47    4.92   3.60    3.72   2.88    78   14.88   13.80   11.28   10.68
  48    5.16   3.84    3.84   3.00    79   14.64   13.68   11.04   10.56
  49    5.52   4.08    4.08   3.24    80   14.28   13.32   10.80   10.32
  50    5.88   4.32    4.32   3.48

Age used is attained age of the insured on the effective date of the requested increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

                         SCHEDULE OF COMMISSION RATES
                                   EXHIBIT I

             VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                     SERIES III, IV AND JUVENILE-ISSUE

E. Cost of Living Increase Commission per $1,000* of increase in face amount
                 1. Highest Total Face Amount** of
                    Series III and IV Less Than $250,000 (Band 1)
            (No limit on face amount of Juvenile-Issue contract)

Attained    Male          Female    Attained    Male          Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr. Smkr.    Nsmkr.
===========================================================================
   0    0.36           0.36           33    1.08    0.96    0.84    0.72
   1    0.36           0.36           34    1.08    0.96    0.84    0.72
   2    0.36           0.36           35    1.20    0.96    0.96    0.84
   3    0.36           0.36           36    1.20    1.08    0.96    0.84
   4    0.36           0.36           37    1.32    1.08    1.08    0.96
   5    0.36           0.36           38    1.44    1.20    1.08    0.96
   6    0.36           0.36           39    1.56    1.20    1.20    1.08
   7    0.36           0.36           40    1.68    1.32    1.32    1.08
   8    0.36           0.36           41    1.80    1.44    1.44    1.20
   9    0.36           0.36           42    1.92    1.44    1.44    1.20
  10    0.36           0.36           43    2.04    1.56    1.56    1.32
  11    0.36           0.36           44    2.28    1.68    1.68    1.32
  12    0.36           0.36           45    2.40    1.80    1.80    1.44
  13    0.48           0.36           46    2.52    1.92    1.92    1.56
  14    0.48           0.36           47    2.76    2.04    2.04    1.56
  15    0.48           0.48           48    2.88    2.16    2.16    1.68
  16    0.60           0.48           49    3.00    2.28    2.28    1.80
  17    0.60           0.48           50    3.24    2.40    2.40    1.92
  18    0.60           0.48           51    3.48    2.52    2.52    2.04
  19    0.60           0.48           52    3.72    2.76    2.76    2.16
  20    0.72   0.60    0.48   0.48    53    3.96    2.88    2.88    2.40
  21    0.72   0.60    0.48   0.48    54    4.20    3.00    3.00    2.40
  22    0.72   0.60    0.60   0.48    55    4.44    3.12    3.12    2.52
  23    0.72   0.72    0.60   0.48    56    4.68    3.36    3.36    2.76
  24    0.72   0.72    0.60   0.60    57    5.04    3.60    3.60    2.88
  25    0.84   0.72    0.60   0.60    58    5.40    3.96    3.84    3.12
  26    0.84   0.72    0.60   0.60    59    5.40    4.08    3.96    3.24
  27    0.84   0.72    0.72   0.60    60    5.76    4.44    4.20    3.36
  28    0.84   0.72    0.72   0.60    61    5.88    4.56    4.32    3.60
  29    0.96   0.84    0.72   0.60    62    6.12    4.80    4.56    3.84
  30    0.96   0.84    0.72   0.72    63    6.24    4.92    4.68    3.96
  31    0.96   0.84    0.72   0.72    64    6.36    5.16    4.92    4.20
  32    1.08   0.84    0.84   0.72

Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr, includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

Please note:  A COLA increase alone will not trigger a change to the next higher band.

                    SCHEDULE OF COMMISSION RATES
                              EXHIBIT I


          VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                          SERIES III AND IV

E. Cost of Living Increase Commission per $1,000* of increase in face amount

          2. Highest Total Face Amount** More Than $249,999 and
             Less Than $500,000 (Band 2)

Attained    Male         Female    Attained     Male           Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
  20    0.48   0.48    0.36   0.36    42    1.44    1.20    1.20    0.96
  21    0.60   0.48    0.36   0.36    43    1.56    1.20    1.20    0.96
  22    0.60   0.48    0.48   0.36    44    1.68    1.32    1.32    1.08
  23    0.60   0.48    0.48   0.36    45    1.80    1.32    1.44    1.08
  24    0.60   0.60    0.48   0.48    46    1.92    1.44    1.44    1.20
  25    0.60   0.60    0.48   0.48    47    2.04    1.56    1.56    1.20
  26    0.60   0.60    0.48   0.48    48    2.28    1.68    1.68    1.32
  27    0.72   0.60    0.48   0.48    49    2.40    1.80    1.80    1.44
  28    0.72   0.60    0.60   0.48    50    2.52    1.92    1.80    1.44
  29    0.72   0.60    0.60   0.48    51    2.76    2.04    2.04    1.56
  30    0.72   0.60    0.60   0.48    52    2.88    2.16    2.16    1.68
  31    0.72   0.72    0.60   0.60    53    3.12    2.28    2.28    1.80
  32    0.84   0.72    0.60   0.60    54    3.24    2.28    2.28    1.80
  33    0.84   0.72    0.60   0.60    55    3.36    2.40    2.40    1.92
  34    0.84   0.72    0.72   0.60    56    3.60    2.64    2.64    2.16
  35    0.96   0.72    0.72   0.60    57    3.84    2.88    2.76    2.28
  36    0.96   0.84    0.72   0.72    58    4.08    3.12    3.00    2.40
  37    1.08   0.84    0.84   0.72    59    4.20    3.12    3.00    2.40
  38    1.08   0.96    0.84   0.72    60    4.44    3.36    3.24    2.64
  39    1.20   0.96    0.96   0.84    61    4.56    3.48    3.36    2.76
  40    1.32   0.96    0.96   0.84    62    4.80    3.72    3.60    3.00
  41    1.32   1.08    1.08   0.96    63    4.80    3.84    3.60    3.12
                                      64    4.92    3.96    3.72    3.24

Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker" or Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

Please Note:  A COLA increase will not trigger a change to the next higher band.

                        SCHEDULE OF COMMISSION RATES
                                 EXHIBIT I


            VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                              SERIES III AND IV

E. Cost of Living Increase Commission per $1,000* of increase in face amount

         3. Highest Total Face Amount** More Than $499,999 (Band 3)

Attained    Male          Female    Attained    Male           Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
  20    0.36   0.36    0.24   0.24    42    0.96    0.72    0.72    0.60
  21    0.36   0.36    0.24   0.24    43    1.08    0.84    0.84    0.72
  22    0.36   0.36    0.36   0.24    44    1.20    0.84    0.84    0.72
  23    0.36   0.36    0.36   0.24    45    1.20    0.96    0.96    0.72
  24    0.36   0.36    0.36   0.36    46    1.32    0.96    0.96    0.84
  25    0.36   0.36    0.36   0.36    47    1.44    1.08    1.08    0.84
  26    0.48   0.36    0.36   0.36    48    1.44    1.08    1.08    0.84
  27    0.48   0.36    0.36   0.36    49    1.56    1.20    1.20    0.96
  28    0.48   0.36    0.36   0.36    50    1.68    1.32    1.32    0.96
  29    0.48   0.48    0.36   0.36    51    1.80    1.32    1.32    1.08
  30    0.48   0.48    0.36   0.36    52    2.04    1.44    1.44    1.20
  31    0.48   0.48    0.36   0.36    53    2.16    1.56    1.56    1.20
  32    0.60   0.48    0.48   0.36    54    2.16    1.56    1.56    1.32
  33    0.60   0.48    0.48   0.36    55    2.40    1.68    1.68    1.32
  34    0.60   0.48    0.48   0.36    56    2.52    1.80    1.80    1.44
  35    0.60   0.48    0.48   0.48    57    2.76    1.92    1.92    1.56
  36    0.60   0.60    0.48   0.48    58    2.88    2.16    2.04    1.68
  37    0.72   0.60    0.60   0.48    59    3.00    2.28    2.16    1.68
  38    0.72   0.60    0.60   0.60    60    3.12    2.40    2.28    1.80
  39    0.84   0.60    0.60   0.60    61    3.12    2.52    2.28    1.92
  40    0.84   0.72    0.72   0.60    62    3.36    2.64    2.52    2.16
  41    0.96   0.72    0.72   0.60    63    3.36    2.64    2.52    2.16
                                      64    3.48    2.76    2.64    2.28

Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the total Face Amount after a requested increase.

Please note:  A COLA increase alone will not trigger a change to the next higher band.

                       SCHEDULE OF COMMISSION RATES
                                 EXHIBIT I


            VI.   FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                      SERIES III, IV AND JUVENILE-ISSUE

              F. Riders Increased/Issued after Basic Contract
        Spouse Insurance Benefit Commission per $1,000* of face amount

            Male         Female                Male           Female
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.  Nsmkr.   Smkr.   Nsmkr.
===========================================================================
  16    0.60           0.36           49    3.60    2.28    2.28    1.68
  17    0.72           0.36           50    3.96    2.40    2.40    1.80
  18    0.84           0.36           51    4.32    2.52    2.64    1.80
  19    0.84           0.48           52    4.80    2.64    2.88    1.92
  20    0.96   0.60    0.48   0.36    53    5.28    2.88    3.12    2.04
  21    0.96   0.60    0.48   0.36    54    5.52    3.00    3.12    2.04
  22    0.96   0.60    0.48   0.48    55    6.12    3.36    3.36    2.16
  23    0.96   0.72    0.48   0.48    56    6.60    3.60    3.48    2.28
  24    0.96   0.72    0.48   0.48    57    6.96    3.84    3.72    2.40
  25    0.96   0.72    0.48   0.48    58    7.56    4.20    3.96    2.64
  26    1.08   0.72    0.60   0.48    59    7.80    4.32    3.96    2.64
  27    1.08   0.72    0.60   0.48    60    8.28    4.68    4.08    2.76
  28    1.08   0.72    0.60   0.48    61    8.40    4.92    4.20    2.76
  29    1.08   0.72    0.72   0.48    62    9.00    5.28    4.56    3.12
  30    1.08   0.72    0.84   0.48    63    9.00    5.28    4.56    3.12
  31    1.20   0.72    0.84   0.48    64    9.36    5.52    4.80    3.36
  32    1.20   0.84    0.84   0.60    65    9.72    5.76    4.92    3.48
  33    1.32   0.84    0.96   0.60    66   10.20    6.24    5.04    3.60
  34    1.44   0.84    0.96   0.60    67   11.16    6.84    5.40    3.96
  35    1.56   0.84    1.08   0.60    68   11.88    7.44    5.76    4.20
  36    1.56   0.96    1.08   0.72    69   12.24    7.92    5.88    4.44
  37    1.68   0.96    1.20   0.84    70   13.32    8.88    6.48    4.92
  38    1.80   1.08    1.20   0.84    71   13.68    9.36    6.60    5.28
  39    1.92   1.08    1.32   0.84    72   14.16    9.96    6.84    5.40
  40    2.16   1.20    1.32   0.96    73   14.52   10.44    6.96    5.64
  41    2.28   1.20    1.56   0.96    74   14.76   10.80    6.96    5.76
  42    2.40   1.32    1.68   1.08    75   15.00   11.16    6.96    5.76
  43    2.52   1.56    1.80   1.20    76   16.56   11.40    8.16    5.76
  44    2.64   1.56    1.80   1.20    77   16.92   11.88    8.52    6.00
  45    2.88   1.68    1.92   1.32    78   17.16   12.24    8.88    6.24
  46    3.00   1.92    2.16   1.44    79   17.28   12.48    9.12    6.60
  47    3.24   1.92    2.16   1.56    80   17.28   12.72    9.36    6.96
  48    3.36   2.16    2.28   1.56

Age used is issue age of the spouse or, for increases in face amount, attained age of the spouse on the effective date of the increase. Smkr.
includes riders issued with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr. includes riders with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special".

      Child Insurance Benefit Commission per $1,000 of face amount

    Commission is $3.00 per $1,000. One-twelfth of the commission is paid monthly.

                           SCHEDULE OF COMMISSION RATES
                                     EXHIBIT I


VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


      A. First Year Commission

         1. First year commission is a percentage of all premiums paid and credited in the first contract year up to but not exceeding the Target Premium.*


                            Commission Rate for Initial
                               Face Amount Less than       Commission Rate
                            $250,000; Spouse and Child     for Initial Face
                              Riders Issued with the        Amount Greater
             Issue Age**         Basic Contract             Than $249,999
             ---------          --------------              -------------
                 0-51                 47  %                      40  %
                52-53                 47                         39
                54-55                 45                         38
                56-57                 45                         37
                58-59                 45                         36
                 60                   45                         35
                 61                   43                         35
                 62                   43                         34
                 63                   41                         34
                64-65                 41                         33
                66-67                 40                         32
                68                    39                         31
                69                    37                         30
                70                    36                         29
                71                    34                         28
                72                    32                         27
                73                    30                         26
                74                    28                         25
                75                    27                         24
                76                    25.5                       22
                77                    24                         20.5
                78                    22.5                       19
                79                    21.5                       17.5
                80                    20                         16


* The total Target Premium is equal to the initial Death Benefit Guarantee Premium for the contract excluding any extra premium paid for aviation or temporary extra premium. Target Premiums for the rider coverages are found in Exhibit IA. The Target Premium that is apportioned to the basic coverage is the total Target Premium less any rider Target Premium.


** Issue Age is the issue age of the insured for the basic coverage; the age at issue of the spouse for the spouse rider.


         2. For contracts issued on or after June 1, 1990, an additional First Year Commission is 3% of all premium paid and credited in the first contract year.


      B. Additional commission based on premium

         1. For contracts issued on or after June 1, 1990, a Renewal Commission based on premium is paid equal to 3% of all premium paid and credited whenever paid and credited in contract year two or later.

         2. For contracts issued before June 1, 1990, a Service Commission is paid equal to 3% of all premium paid and credited whenever paid and credited.

                        SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I


               VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

   C. Renewal Commissions per $1,000* of Face Amount (Initial or Increase)

     1. Basic Contract - Highest Total Face Amount** Less Than $250,000

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    0.24           0.12           41    0.96    0.72    0.60    0.48
   1    0.24           0.12           42    1.08    0.72    0.60    0.48
   2    0.24           0.12           43    1.08    0.72    0.72    0.48
   3    0.24           0.12           44    1.20    0.84    0.72    0.60
   4    0.24           0.12           45    1.32    0.84    0.72    0.60
   5    0.24           0.12           46    1.32    0.96    0.84    0.60
   6    0.24           0.12           47    1.44    0.96    0.84    0.72
   7    0.24           0.12           48    1.56    1.08    0.84    0.72
   8    0.24           0.24           49    1.68    1.20    0.96    0.72
   9    0.24           0.24           50    1.68    1.20    0.96    0.72
  10    0.36           0.24           51    1.80    1.32    1.08    0.84
  11    0.36           0.24           52    1.92    1.32    1.08    0.84
  12    0.36           0.24           53    2.04    1.44    1.20    0.96
  13    0.36           0.24           54    2.16    1.56    1.20    0.96
  14    0.36           0.24           55    2.28    1.68    1.32    1.08
  15    0.36           0.24           56    2.40    1.80    1.32    1.08
  16    0.36           0.24           57    2.52    1.92    1.44    1.20
  17    0.36           0.24           58    2.64    2.04    1.44    1.20
  18    0.36           0.24           59    2.88    2.28    1.56    1.32
  19    0.48           0.24           60    3.00    2.40    1.68    1.44
  20    0.48   0.36    0.24   0.24    61    3.24    2.52    1.80    1.56
  21    0.48   0.36    0.24   0.24    62    3.36    2.64    1.92    1.56
  22    0.48   0.36    0.36   0.24    63    3.60    2.88    1.92    1.68
  23    0.48   0.36    0.36   0.24    64    3.84    3.12    2.16    1.80
  24    0.48   0.36    0.36   0.24    65    3.96    3.24    2.16    1.92
  25    0.48   0.36    0.36   0.24    66    4.20    3.36    2.28    2.04
  26    0.48   0.36    0.36   0.24    67    4.56    3.72    2.52    2.28
  27    0.60   0.36    0.36   0.24    68    4.68    3.84    2.64    2.40
  28    0.60   0.36    0.36   0.24    69    4.92    4.08    2.76    2.52
  29    0.60   0.36    0.36   0.24    70    5.28    4.44    3.00    2.76
  30    0.60   0.36    0.36   0.36    71    5.64    4.68    3.12    2.88
  31    0.60   0.48    0.48   0.36    72    5.88    5.04    3.36    3.00
  32    0.72   0.48    0.48   0.36    73    6.36    5.40    3.60    3.36
  33    0.72   0.48    0.48   0.36    74    6.60    5.64    3.84    3.48
  34    0.72   0.48    0.48   0.36    75    6.96    6.00    3.96    3.72
  35    0.72   0.48    0.48   0.36    76    7.32    6.36    4.20    3.96
  36    0.84   0.48    0.48   0.36    77    7.68    6.72    4.44    4.20
  37    0.84   0.60    0.48   0.36    78    8.04    6.96    4.68    4.44
  38    0.84   0.60    0.60   0.36    79    8.40    7.32    4.92    4.68
  39    0.84   0.60    0.60   0.48    80    8.76    7.68    5.16    4.92
  40    0.96   0.60    0.60   0.48


* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first two renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special". Std. includes contracts with face amounts/increased face amounts having premium class
   "Standard" or "Standard Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the Total Face Amount after a Requested Increase.

                     SCHEDULE OF COMMISSION RATES
                               EXHIBIT I


              VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

 C. Renewal Commissions per $1,000* of Face Amount (Initial or Increase)

    2. Basic Contract - Highest Total Face Amount** More Than $249,999

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    0.24           0.12           41    0.84    0.60    0.48    0.36
   1    0.24           0.12           42    0.84    0.60    0.48    0.36
   2    0.24           0.12           43    0.96    0.60    0.60    0.48
   3    0.24           0.12           44    0.96    0.60    0.60    0.48
   4    0.24           0.12           45    1.08    0.72    0.60    0.48
   5    0.24           0.12           46    1.08    0.72    0.60    0.48
   6    0.24           0.12           47    1.20    0.84    0.72    0.48
   7    0.24           0.12           48    1.20    0.84    0.72    0.60
   8    0.24           0.12           49    1.32    0.96    0.72    0.60
   9    0.24           0.12           50    1.44    0.96    0.84    0.60
  10    0.24           0.12           51    1.44    1.08    0.84    0.72
  11    0.24           0.12           52    1.56    1.08    0.84    0.72
  12    0.24           0.12           53    1.68    1.20    0.96    0.72
  13    0.24           0.24           54    1.80    1.32    0.96    0.84
  14    0.24           0.24           55    1.92    1.44    1.08    0.84
  15    0.36           0.24           56    1.92    1.44    1.08    0.84
  16    0.36           0.24           57    2.16    1.56    1.20    0.96
  17    0.36           0.24           58    2.16    1.68    1.20    0.96
  18    0.36           0.24           59    2.40    1.80    1.32    1.08
  19    0.36           0.24           60    2.52    1.92    1.32    1.20
  20    0.36   0.24    0.24   0.24    61    2.64    2.04    1.44    1.20
  21    0.36   0.24    0.24   0.24    62    2.76    2.16    1.56    1.32
  22    0.36   0.24    0.24   0.24    63    2.88    2.28    1.56    1.32
  23    0.36   0.24    0.24   0.24    64    3.12    2.52    1.68    1.56
  24    0.36   0.24    0.24   0.24    65    3.24    2.64    1.80    1.56
  25    0.36   0.24    0.24   0.24    66    3.48    2.76    1.92    1.68
  26    0.48   0.24    0.24   0.24    67    3.72    3.00    2.04    1.80
  27    0.48   0.36    0.24   0.24    68    3.84    3.24    2.16    1.92
  28    0.48   0.36    0.36   0.24    69    4.08    3.36    2.28    2.04
  29    0.48   0.36    0.36   0.24    70    4.32    3.60    2.40    2.16
  30    0.48   0.36    0.36   0.24    71    4.56    3.84    2.52    2.40
  31    0.48   0.36    0.36   0.24    72    4.80    4.08    2.76    2.52
  32    0.60   0.36    0.36   0.24    73    5.16    4.44    3.00    2.76
  33    0.60   0.36    0.36   0.24    74    5.40    4.68    3.12    2.88
  34    0.60   0.36    0.36   0.24    75    5.64    4.92    3.24    3.00
  35    0.60   0.36    0.36   0.24    76    6.00    5.16    3.48    3.24
  36    0.60   0.48    0.36   0.36    77    6.24    5.40    3.60    3.36
  37    0.72   0.48    0.48   0.36    78    6.60    5.76    3.84    3.60
  38    0.72   0.48    0.48   0.36    79    6.84    6.00    4.08    3.72
  39    0.72   0.48    0.48   0.36    80    7.08    6.24    4.20    3.96
  40    0.72   0.48    0.48   0.36


* One-twelfth of the Renewal Commission on the portion of the initial face amount or increase in face amount remaining in force each month is paid monthly during the first two renewal years after issue or requested increase. Age used is issue age of contract or, for increases in face amount, attained age of the insured on the effective date of the increase. Smkr. includes contracts with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes contracts with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special". Std. includes contracts with face amounts/increased face amounts having premium class
   "Standard" or "Standard Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the Total Face Amount after a Requested Increase.

                     SCHEDULE OF COMMISSION RATES
                               EXHIBIT I

           VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

C. Renewal Commissions per $1,000* of Face Amount (Initial or Increase)

                     3. Spouse Insurance Benefit

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
  16    0.36           0.24            49   1.68    1.20    0.84    0.72
  17    0.36           0.24            50   1.68    1.20    0.96    0.72
  18    0.36           0.24            51   1.92    1.32    0.96    0.72
  19    0.36           0.24            52   1.92    1.32    0.96    0.84
  20    0.48   0.24    0.24   0.24     53   2.16    1.56    1.08    0.84
  21    0.48   0.24    0.24   0.24     54   2.16    1.56    1.08    0.84
  22    0.48   0.36    0.24   0.24     55   2.40    1.68    1.20    0.96
  23    0.48   0.36    0.24   0.24     56   2.52    1.80    1.20    0.96
  24    0.48   0.36    0.24   0.24     57   2.64    1.92    1.32    1.08
  25    0.48   0.36    0.36   0.24     58   2.76    2.04    1.32    1.08
  26    0.48   0.36    0.36   0.24     59   3.00    2.28    1.44    1.20
  27    0.48   0.36    0.36   0.24     60   3.12    2.40    1.44    1.32
  28    0.60   0.36    0.36   0.24     61   3.24    2.52    1.56    1.32
  29    0.60   0.36    0.36   0.24     62   3.60    2.76    1.68    1.44
  30    0.60   0.36    0.36   0.24     63   3.72    2.88    1.68    1.56
  31    0.60   0.36    0.36   0.24     64   3.84    3.00    1.80    1.56
  32    0.60   0.48    0.36   0.36     65   4.20    3.24    1.92    1.68
  33    0.72   0.48    0.48   0.36     66   4.32    3.48    2.04    1.80
  34    0.72   0.48    0.48   0.36     67   4.56    3.60    2.16    1.92
  35    0.72   0.48    0.48   0.36     68   4.92    3.96    2.28    2.16
  36    0.72   0.48    0.48   0.36     69   5.16    4.20    2.52    2.16
  37    0.84   0.48    0.48   0.36     70   5.40    4.44    2.64    2.40
  38    0.84   0.48    0.48   0.36     71   5.76    4.80    2.76    2.52
  39    0.84   0.60    0.48   0.36     72   6.12    5.04    3.00    2.76
  40    0.96   0.60    0.60   0.48     73   6.36    5.28    3.12    2.88
  41    0.96   0.72    0.60   0.48     74   6.84    5.76    3.48    3.24
  42    1.08   0.72    0.60   0.48     75   7.44    6.36    3.84    3.60
  43    1.20   0.72    0.60   0.48     76   7.80    6.72    4.08    3.84
  44    1.20   0.84    0.72   0.48     77   8.16    6.96    4.32    4.08
  45    1.32   0.84    0.72   0.60     78   8.52    7.32    4.56    4.32
  46    1.32   0.96    0.72   0.60     79   8.76    7.68    4.80    4.56
  47    1.44   0.96    0.84   0.60     80   9.12    8.04    5.04    4.80
  48    1.56   1.08    0.84   0.60

* One-twelfth of the Renewal Commission on the portion of the initial rider face amount or increase in rider face amount remaining in force each month is paid monthly during the first two renewal years after issue of the rider or increase of the rider. Age used is issue age of spouse or, for increases in face amount, attained age of the spouse on the effective date of the increase. Smkr. includes riders with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr.
   includes riders with face amounts/increased face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special". Std.
   includes riders with face amounts/increased face amounts having premium class "Standard" or "Standard Special".

                      SCHEDULE OF COMMISSION RATES
                                EXHIBIT I


            VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

     D. Increase Commissions per $1,000* of Increase in Face Amount

   1. Basic Contract - Highest Total Face Amount** Less Than $250,000

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    1.44           1.08           41    6.72    4.56    4.20    3.24
   1    1.56           1.08           42    7.08    4.80    4.44    3.36
   2    1.56           1.08           43    7.56    5.16    4.68    3.60
   3    1.56           1.08           44    7.92    5.40    4.80    3.72
   4    1.68           1.08           45    8.52    5.88    5.16    3.96
   5    1.68           1.08           46    9.00    6.24    5.40    4.08
   6    1.80           1.20           47    9.60    6.72    5.76    4.44
   7    1.80           1.20           48   10.08    7.08    6.00    4.68
   8    1.92           1.20           49   10.92    7.68    6.36    4.92
   9    1.92           1.32           50   11.40    8.04    6.60    5.16
  10    2.04           1.32           51   12.24    8.76    7.08    5.64
  11    2.16           1.44           52   12.84    9.24    7.32    5.76
  12    2.16           1.44           53   13.80   10.08    7.80    6.36
  13    2.28           1.56           54   13.80   10.08    7.68    6.24
  14    2.40           1.56           55   14.76   11.04    8.28    6.84
  15    2.52           1.56           56   15.48   11.52    8.64    7.08
  16    2.52           1.68           57   16.56   12.60    9.24    7.68
  17    2.64           1.68           58   17.28   13.20    9.60    8.04
  18    2.76           1.80           59   18.60   14.40   10.32    8.64
  19    2.88           1.80           60   19.44   15.12   10.68    9.12
  20    2.88   2.04    1.92   1.44    61   19.92   15.72   11.04    9.48
  21    3.00   2.04    1.92   1.56    62   20.88   16.56   11.52    9.96
  22    3.12   2.16    2.04   1.56    63   20.88   16.56   11.52    9.96
  23    3.24   2.16    2.04   1.68    64   22.32   18.00   12.36   10.80
  24    3.36   2.28    2.16   1.68    65   23.40   18.96   12.96   11.40
  25    3.48   2.28    2.28   1.68    66   24.00   19.44   13.20   11.64
  26    3.60   2.40    2.40   1.80    67   25.68   21.12   14.40   12.72
  27    3.72   2.52    2.40   1.92    68   26.40   21.72   14.64   13.08
  28    3.84   2.64    2.52   1.92    69   26.28   21.72   14.64   13.08
  29    3.96   2.76    2.64   1.92    70   27.48   22.92   15.48   14.04
  30    4.20   2.76    2.76   2.04    71   27.24   22.92   15.36   13.92
  31    4.32   2.88    2.88   2.04    72   27.00   22.80   15.24   13.92
  32    4.56   3.00    2.88   2.16    73   27.12   23.16   15.48   14.28
  33    4.68   3.12    3.00   2.28    74   26.64   22.80   15.24   14.04
  34    4.80   3.24    3.12   2.40    75   26.88   23.16   15.48   14.40
  35    5.04   3.36    3.24   2.40    76   26.64   22.56   15.48   14.28
  36    5.28   3.60    3.36   2.52    77   26.28   22.32   15.24   14.28
  37    5.52   3.72    3.60   2.64    78   25.68   21.96   15.12   14.04
  38    5.76   3.84    3.72   2.76    79   25.68   21.48   15.24   14.04
  39    6.00   3.96    3.84   2.88    80   24.96   20.88   14.88   13.92
  40    6.24   4.20    3.96   3.00


* One-twelfth of the Increase Commission on the portion of the increase remaining in force each month is paid monthly for one year after the effective date of the requested increase in face amount. Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class
   "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special". Std. includes increased face amounts with premium class "Standard" or "Standard "Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the Total Face Amount after a Requested Increase.

                         SCHEDULE OF COMMISSION RATES
                                    EXHIBIT I


                VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

         D. Increase Commissions per $1,000* of Increase in Face Amount

       2. Basic Contract - Highest Total Face Amount** More Than $249,999

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    1.20           0.84           41    5.52    3.72    3.36    2.52
   1    1.20           0.84           42    5.76    3.84    3.60    2.64
   2    1.20           0.84           43    6.12    4.20    3.72    2.88
   3    1.32           0.84           44    6.48    4.32    3.84    3.00
   4    1.32           0.96           45    6.96    4.80    4.20    3.12
   5    1.44           0.96           46    7.20    5.04    4.32    3.36
   6    1.44           0.96           47    7.80    5.52    4.56    3.60
   7    1.44           0.96           48    8.16    5.76    4.80    3.72
   8    1.56           0.96           49    8.88    6.24    5.04    3.96
   9    1.56           1.08           50    9.24    6.60    5.28    4.20
  10    1.68           1.08           51    9.96    7.20    5.64    4.56
  11    1.68           1.08           52   10.20    7.32    5.76    4.56
  12    1.80           1.20           53   10.92    7.92    6.12    4.92
  13    1.92           1.20           54   11.04    8.16    6.24    5.04
  14    1.92           1.20           55   11.88    8.88    6.60    5.40
  15    2.04           1.32           56   12.12    9.12    6.72    5.52
  16    2.04           1.32           57   12.96    9.84    7.20    6.00
  17    2.16           1.44           58   13.20   10.08    7.32    6.00
  18    2.16           1.44           59   14.16   10.92    7.80    6.60
  19    2.28           1.44           60   14.40   11.16    7.80    6.72
  20    2.40   1.56    1.56   1.20    61   15.48   12.24    8.52    7.32
  21    2.40   1.68    1.56   1.20    62   15.72   12.48    8.64    7.44
  22    2.52   1.68    1.68   1.20    63   16.56   13.08    9.00    7.80
  23    2.64   1.68    1.68   1.32    64   17.16   13.80    9.48    8.28
  24    2.64   1.80    1.80   1.32    65   18.00   14.52    9.96    8.76
  25    2.76   1.92    1.80   1.44    66   18.36   14.88   10.08    8.88
  26    2.88   1.92    1.92   1.44    67   19.68   16.08   10.92    9.72
  27    3.00   2.04    1.92   1.44    68   20.04   16.44   11.04    9.96
  28    3.12   2.04    2.04   1.56    69   20.40   16.80   11.28   10.08
  29    3.24   2.16    2.16   1.56    70   21.12   17.64   11.88   10.68
  30    3.36   2.28    2.16   1.68    71   21.48   18.00   12.00   10.92
  31    3.48   2.28    2.28   1.68    72   21.72   18.36   12.24   11.16
  32    3.60   2.40    2.40   1.68    73   22.44   19.08   12.84   11.76
  33    3.84   2.52    2.40   1.80    74   22.68   19.44   12.96   12.00
  34    3.96   2.64    2.52   1.92    75   22.80   19.56   13.08   12.12
  35    4.08   2.76    2.64   1.92    76   21.96   18.96   12.60   11.76
  36    4.32   2.88    2.76   2.04    77   21.36   18.60   12.48   11.52
  37    4.44   3.00    2.88   2.16    78   20.76   18.12   12.12   11.28
  38    4.68   3.12    3.00   2.16    79   19.92   17.52   11.76   11.04
  39    4.80   3.24    3.12   2.28    80   18.96   16.80   11.28   10.56
  40    5.04   3.36    3.24   2.40


* One-twelfth of the Increase Commission on the portion of the increase remaining in force each month is paid monthly for one year after the effective date of the requested increase in face amount. Age used is attained age of the insured on the effective date of the increase in face amount. Smkr. includes increased face amounts with premium class
   "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special". Std. includes increased face amounts with premium class "Standard" or "Standard Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the Total Face Amount after a Requested Increase.

                        SCHEDULE OF COMMISSION RATES
                                  EXHIBIT I


               VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

            E. Cost of Living Increase Commissions per $1,000* of
               Increase in Face Amount

             1. Highest Total Face Amount** Less Than $250,000

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    0.48           0.36           41    2.16    1.44    1.32    1.08
   1    0.48           0.36           42    2.28    1.56    1.44    1.08
   2    0.48           0.36           43    2.40    1.68    1.44    1.08
   3    0.48           0.36           44    2.52    1.68    1.56    1.20
   4    0.48           0.36           45    2.76    1.92    1.68    1.32
   5    0.60           0.36           46    2.88    2.04    1.68    1.32
   6    0.60           0.36           47    3.12    2.16    1.80    1.44
   7    0.60           0.36           48    3.24    2.28    1.92    1.44
   8    0.60           0.36           49    3.48    2.40    2.04    1.56
   9    0.60           0.36           50    3.60    2.52    2.16    1.68
  10    0.72           0.48           51    3.96    2.76    2.28    1.80
  11    0.72           0.48           52    4.08    3.00    2.28    1.80
  12    0.72           0.48           53    4.44    3.24    2.52    2.04
  13    0.72           0.48           54    4.56    3.36    2.52    2.04
  14    0.72           0.48           55    4.92    3.72    2.76    2.28
  15    0.84           0.48           56    5.16    3.84    2.88    2.40
  16    0.84           0.48           57    5.52    4.20    3.12    2.52
  17    0.84           0.60           58    5.76    4.44    3.24    2.64
  18    0.84           0.60           59    6.24    4.80    3.48    2.88
  19    0.96           0.60           60    6.48    5.04    3.60    3.00
  20    0.96   0.60    0.60   0.48    61    6.96    5.52    3.84    3.24
  21    0.96   0.72    0.60   0.48    62    7.32    5.76    3.96    3.48
  22    0.96   0.72    0.60   0.48    63    7.68    6.12    4.20    3.60
  23    1.08   0.72    0.72   0.48    64    8.16    6.60    4.56    3.96
  24    1.08   0.72    0.72   0.60    65    8.52    6.96    4.68    4.20
  25    1.08   0.72    0.72   0.60    66    9.00    7.32    4.92    4.32
  26    1.08   0.72    0.72   0.60    67    9.60    7.92    5.40    4.80
  27    1.20   0.84    0.72   0.60    68   10.08    8.40    5.64    5.04
  28    1.20   0.84    0.84   0.60    69   10.68    8.88    5.88    5.28
  29    1.32   0.84    0.84   0.60    70   11.40    9.60    6.48    5.88
  30    1.32   0.84    0.84   0.60    71   12.00   10.08    6.72    6.12
  31    1.44   0.96    0.96   0.72    72   12.60   10.68    7.08    6.48
  32    1.44   0.96    0.96   0.72    73   13.56   11.52    7.80    7.20
  33    1.44   0.96    0.96   0.72    74   14.28   12.24    8.16    7.56
  34    1.56   1.08    0.96   0.72    75   15.00   12.84    8.64    7.92
  35    1.68   1.08    1.08   0.72    76   15.72   13.56    9.12    8.40
  36    1.68   1.08    1.08   0.84    77   16.44   14.28    9.60    8.88
  37    1.80   1.20    1.08   0.84    78   17.16   15.00   10.08    9.36
  38    1.80   1.20    1.20   0.84    79   17.88   15.72   10.56    9.96
  39    1.92   1.32    1.20   0.96    80   18.72   16.56   11.16   10.44
  40    2.04   1.32    1.32   0.96


* One-twelfth of the Cost of Living Increase Commission on the portion of the increase remaining in force each month is paid monthly for one year after the effective date of the increase. Age used is attained age of the insured on the effective date of the increase in face amount. Smkr.
   includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special". Std. includes increased face amounts with premium class "Standard" or "Standard Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the Total Face Amount after a Requested Increase.

Please note:  A COLA increase alone will not trigger a change to the next higher band.

                        SCHEDULE OF COMMISSION RATES
                                  EXHIBIT I



               VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

            E. Cost of Living Increase Commissions per $1,000* of
                          Increase in Face Amount

              2. Highest Total Face Amount** More Than $249,999

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
   0    0.48           0.36           41    2.04    1.44    1.32    0.96
   1    0.48           0.36           42    2.16    1.44    1.32    0.96
   2    0.48           0.36           43    2.28    1.56    1.44    1.08
   3    0.48           0.36           44    2.40    1.68    1.44    1.08
   4    0.48           0.36           45    2.64    1.80    1.56    1.20
   5    0.48           0.36           46    2.76    1.92    1.68    1.20
   6    0.60           0.36           47    2.88    2.04    1.68    1.32
   7    0.60           0.36           48    3.12    2.16    1.80    1.44
   8    0.60           0.36           49    3.36    2.40    1.92    1.44
   9    0.60           0.36           50    3.48    2.52    2.04    1.56
  10    0.60           0.36           51    3.72    2.64    2.16    1.68
  11    0.60           0.36           52    3.96    2.76    2.16    1.80
  12    0.72           0.48           53    4.20    3.12    2.40    1.92
  13    0.72           0.48           54    4.32    3.24    2.40    2.04
  14    0.72           0.48           55    4.68    3.48    2.64    2.16
  15    0.72           0.48           56    4.92    3.72    2.76    2.28
  16    0.72           0.48           57    5.28    3.96    2.88    2.40
  17    0.84           0.48           58    5.52    4.20    3.00    2.52
  18    0.84           0.60           59    5.88    4.56    3.24    2.76
  19    0.84           0.60           60    6.24    4.80    3.36    2.88
  20    0.84   0.60    0.60   0.48    61    6.60    5.28    3.60    3.12
  21    0.96   0.60    0.60   0.48    62    6.96    5.52    3.84    3.24
  22    0.96   0.60    0.60   0.48    63    7.32    5.76    3.96    3.48
  23    0.96   0.60    0.60   0.48    64    7.80    6.24    4.32    3.72
  24    0.96   0.72    0.72   0.48    65    8.16    6.60    4.56    3.96
  25    1.08   0.72    0.72   0.48    66    8.64    6.96    4.68    4.20
  26    1.08   0.72    0.72   0.60    67    9.24    7.56    5.16    4.56
  27    1.08   0.72    0.72   0.60    68    9.72    7.92    5.40    4.80
  28    1.20   0.72    0.72   0.60    69   10.20    8.40    5.64    5.04
  29    1.20   0.84    0.84   0.60    70   10.92    9.12    6.12    5.52
  30    1.32   0.84    0.84   0.60    71   11.52    9.60    6.48    5.88
  31    1.32   0.84    0.84   0.60    72   12.12   10.20    6.72    6.12
  32    1.32   0.96    0.84   0.60    73   12.96   11.04    7.44    6.84
  33    1.44   0.96    0.96   0.72    74   13.56   11.64    7.80    7.20
  34    1.44   0.96    0.96   0.72    75   14.28   12.24    8.16    7.56
  35    1.56   1.08    0.96   0.72    76   15.00   12.96    8.64    8.04
  36    1.56   1.08    1.08   0.72    77   15.60   13.56    9.12    8.52
  37    1.68   1.08    1.08   0.84    78   16.32   14.28    9.60    8.88
  38    1.80   1.20    1.08   0.84    79   17.04   15.00   10.08    9.36
  39    1.80   1.20    1.20   0.84    80   17.88   15.72   10.56    9.96
  40    1.92   1.32    1.20   0.96


* One-twelfth of the Cost of Living Increase Commission on the portion of the increase remaining in force each month is paid monthly for one year after the effective date of the increase. Age used is attained age of the insured on the effective date of the increase in face amount. Smkr.
   includes increased face amounts with premium class "Smoker" or "Smoker Special"; Nsmkr. includes increased face amounts with premium class "Nonsmoker" or "Nonsmoker Special". Std. includes increased face amounts with premium class "Standard" or "Standard Special".

** The Highest Total Face Amount is the greater of  1) the Initial Face
   Amount or  2) the Total Face Amount after a Requested Increase.

Please note:  A COLA increase alone will not trigger a change to the next higher band.

                     SCHEDULE OF COMMISSION RATES
                                EXHIBIT I
             VII.  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
           F.  Riders Increased/Issued After Basic Contract
    Spouse Insurance Benefit Commissions per $1,000* of Face Amount

             Male         Female                Male           Female
          Std./          Std./                Std./           Std./
  Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age   Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
  16    2.52           1.56           49   11.16    7.68    5.88    4.56
  17    2.64           1.56           50   11.64    8.04    6.12    4.80
  18    2.76           1.68           51   12.60    8.76    6.48    5.16
  19    2.76           1.68           52   13.20    9.24    6.72    5.40
  20    2.88   1.92    1.80   1.32    53   14.16   10.08    7.08    5.76
  21    3.00   1.92    1.80   1.44    54   14.16   10.20    7.08    5.76
  22    3.00   2.04    1.92   1.44    55   15.24   11.04    7.56    6.12
  23    3.12   2.04    1.92   1.44    56   15.96   11.64    7.80    6.48
  24    3.24   2.16    1.92   1.56    57   17.28   12.72    8.28    6.96
  25    3.36   2.16    2.04   1.56    58   18.00   13.32    8.64    7.20
  26    3.48   2.28    2.16   1.68    59   19.44   14.64    9.12    7.68
  27    3.60   2.40    2.16   1.68    60   20.28   15.36    9.48    8.16
  28    3.72   2.40    2.28   1.80    61   20.28   15.48    9.48    8.16
  29    3.84   2.52    2.40   1.80    62   21.72   16.80   10.20    8.88
  30    4.08   2.64    2.52   1.92    63   21.72   16.80   10.20    8.88
  31    4.20   2.76    2.64   1.92    64   22.68   17.76   10.68    9.36
  32    4.44   2.88    2.76   2.04    65   24.36   19.20   11.52   10.20
  33    4.56   2.88    2.88   2.04    66   24.96   19.80   11.76   10.44
  34    4.68   3.00    2.88   2.16    67   26.04   20.76   12.36   11.04
  35    4.92   3.12    3.00   2.28    68   27.36   22.08   12.96   11.76
  36    5.16   3.36    3.12   2.28    69   27.24   22.08   12.96   11.76
  37    5.40   3.48    3.24   2.40    70   27.72   22.56   13.32   12.12
  38    5.64   3.60    3.36   2.52    71   28.20   23.28   13.68   12.48
  39    6.00   3.84    3.60   2.76    72   27.84   23.04   13.68   12.48
  40    6.36   4.08    3.72   2.88    73   27.36   22.80   13.56   12.48
  41    6.84   4.56    3.96   3.00    74   27.60   23.28   13.92   12.84
  42    7.08   4.68    4.08   3.12    75   28.68   24.48   14.64   13.68
  43    7.68   5.16    4.32   3.36    76   28.32   24.36   14.64   13.80
  44    8.04   5.40    4.56   3.48    77   27.84   24.00   14.64   13.80
  45    8.64   5.76    4.80   3.72    78   27.24   23.52   14.52   13.68
  46    9.12   6.12    5.04   3.84    79   27.12   23.52   14.52   13.68
  47    9.84   6.60    5.28   4.08    80   26.16   22.92   14.40   13.56
  48   10.32   6.96    5.52   4.32

* One-twelfth of the Spouse Insurance Benefit Commission on the portion of the rider face amount remaining in force each month is paid monthly for one year after the effective date on increases in face amount of the rider and on riders issued after the basic contract. Age used is issue age of the spouse or, for increases in face amount, attained age of the spouse on the effective date of the increase. Smkr. includes riders with face amounts/increased face amounts having premium class "Smoker" or "Smoker Special"; Nsmkr. includes riders with face amounts/increased face amounts having premium class "Nonsmoker" or "Nonsmoker Special". Std.
   includes riders with face amounts/increased face amounts having premium class "Standard" or "Standard Special".

         CHILD INSURANCE BENEFIT COMMISSION PER $1,000 OF FACE AMOUNT
           Commission is $2.76 per $1,000. One-twelfth of the commission is paid monthly.

                            SCHEDULE OF COMMISSION RATES
                                      EXHIBIT I


VIII. ANNUITY CONTRACTS


      A. SINGLE PREMIUM ANNUITY CONTRACTS
                                                    First Year     Renewal
                                                    Commission   Commissions
                                                    ----------   -----------
         1. Single Premium Immediate Annuity

            a. Life Annuity                            2.50%        None

            b. Fixed Period Installment Annuity

                          Tier One
                          (Fixed period: 5-9 yrs.)     1.00%        None

                          Tier Two
                          (Fixed period: 10-14 yrs.)   1.75         None

                          Tier Three  (Fixed
                           period: 15 or more yrs.)    2.50         None


         2. Single Premium Deferred Annuity            3.00%        None


         The commission is a percentage of the single premium paid and credited to the contract.


      B. FLEXIBLE PREMIUM DEFERRED ANNUITY '89 CONTRACTS

         VARIABLE ANNUITY CONTRACTS

         Qualified (other than TSA) and Non-qualified

            CONTRACT YEAR 1                     SUCCEEDING YEARS
            ===============                     ================

              First Year                           Service
              Commission                          Commission
              ----------                          ----------
                  3%                                  3%

         The commission is a percentage of all premium paid and credited to the contract whenever paid and credited.


      C. FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACTS  --  TSA QUALIFIED

         PRE-FPA '89 QUALIFIED


         1. On Rollover Premium

            3% of any premiums paid to and credited by the Society which are transfers of distribution from other tax-qualified plans (Rollover Premium).


         2. On premiums not in excess of the Stipulated Annual Premium or the premium paid during the first contract year, whichever is less (excluding Rollover Premium).

                   CONTRACT YEAR 1         SUCCEEDING YEARS
                   ===============  ==============================

                        1st Year        Renewal         Service
              Age*     Commission      Commission      Commission
              ---      -----------     ----------      ----------
             0-59           6       Continuous at 1%       1%
            60 and up       3       Continuous at 1%       1%


         3. On premiums in excess of the Stipulated Annual Premium or the premium paid in the first contract year, whichever is less (excluding Rollover Premium).

                         CONTRACT YEAR 1            SUCCEEDING YEARS
                     ========================   =========================

                                                               Special
                       Renewal      Service      Service       Service
             Age*     Commission   Commission   Commission   Commission**
             ---      ----------   ----------   ----------   ----------
             0-59         1%           1%           2%           6%
            60 and up     1            1            2            3


      D. FLEXIBLE PREMIUM DEFERRED ANNUITY CONTRACTS  --  NONQUALIFIED
                                                          (PRE-FPA '89)


         1. On premiums not in excess of the Stipulated Annual Premium or the premium paid during the first contract year, whichever is less.

                           CONTRACT YEAR 1        SUCCEEDING YEARS
                           ===============        ================

                               1st Year                Service
              Age*            Commission              Commission
              ---             ----------              ----------
             0-59                 3%                      3%
            60 and up             3                       2


         2. On premiums in excess of the Stipulated Annual Premium or the premium paid in the first contract year, whichever is less.

                      CONTRACT YEAR 1         SUCCEEDING YEARS
                      ===============  ===============================

                          Service        Service      Special Service
              Age*       Commission     Commission      Commission**
              ---        ----------     ----------      ----------
              0-59           3%             3%              3%
             60 and up       2              2%              3%


      * Age of annuitant on contract anniversary prior to date of premium payment for Service Commission. Age at issue for Renewal Commission and 1st year Commission.

      ** Paid in lieu of any other Service Commission on premium paid to and credited by the Society in a renewal contract year in excess of the highest total premium paid in any prior contract year. The total premium paid in the first contract year is the lesser of the Stipulated Annual Premium and the premiums paid in that year. Rollover premium is excluded from consideration in all contract years.

                            SCHEDULE OF COMMISSION RATES
                                      EXHIBIT I


IX.   HEALTH INSURANCE

      Commissions are a percentage of the premium due and payable on the coverage during each year (excluding any extra premium paid for aviation or temporary extra premium).


      A. Health Contracts

         Disability Income and BOE (1988 Series)

                                               1st - 4th    Continuous
         Level Premium                 First    Renewal      Renewals
         Contracts:  DI/BOE             Year   Commission   Thereafter
         ------------------             ----   ----------   ----------
         Noncancellable - DI/BOE
           Occ Classes 4A, 5A            50        10           3
           Occ Classes 1A*, 2A, 3A       45         8           3

         Guaranteed Renewable - DI/BOE
           Occ Classes 4A, 5A            45        10           3
           Occ Classes 1A*, 2A, 3A       40         8           3

        *BOE available for Occ. Class 2A through 5A only.


                                       Renewal               Continuous
         Step Rate             First  Commission  Commission  Renewals
         Contracts:  DI        Year   Until Step   At Step   Thereafter
         --------------        ----   ----------   -------   ----------

         Noncancellable-
           All Classes          45         3         35**         3

         Guaranteed Renewable-
           All Classes          40         3         35**         3


      ** The commission at the step and the renewal commissions thereafter are paid to the DR assigned at the time of the step.

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                              INTENTIONALLY BLANK

                                 THIS PAGE IS
                              INTENTIONALLY BLANK

                            SCHEDULE OF COMMISSION RATES
                                      EXHIBIT I

IX.      HEALTH INSURANCE

         Surrender Value:
         Combined DI Contract and SV Rider
         ---------------------------------

         Commissions for the SV product are calculated using Level Premium Commission rates for the base contract and at least a 3% commission rate for the surrender value rider. Blended commission rates are listed below.

                      Occ. Class 4A,5A            Occ. Class 1A,2A,3A
                      ================            ===================
                                    1st-4th                      1st-4th
                    First Year      Renewal      First Year      Renewal
                    ----------      -------      ----------      -------
      Issue
       Age         NC        GR      NC&GR      NC        GR      NC&GR
       ---         --        --      -----      --        --      -----
      18-26        37        33        8        33        30        7
       27          36        33        8        33        29        7
       28          36        32        8        32        29        7
       29          35        32        8        32        28        7
       30          35        31        8        31        28        7
       31          34        31        8        31        28        7
       32          34        31        8        31        27        7
       33          34        30        8        30        27        7
       34          33        30        8        30        27        7
       35          33        30        8        30        27        7
       36          32        29        8        29        26        7
       37          32        29        8        29        26        6
       38          31        28        8        28        25        6
       39          31        28        8        28        25        6
       40          30        27        7        27        24        6
       41          29        27        7        27        24        6
       42          28        26        7        26        23        6
       43          28        25        7        25        23        6
       44          27        24        7        24        22        6
       45          26        23        7        23        21        6
       46          25        23        7        23        20        6
       47          24        22        6        22        20        6
       48          23        21        6        21        19        6
       49          22        20        6        20        18        5
       50          21        19        6        19        17        5
       51          20        18        6        18        16        5
       52          19        17        6        17        16        5
       53          18        17        6        17        15        5
       54          17        16        6        16        14        5
       55          17        15        5        15        14        5

       Renewals thereafter are continuous at 3%.

       NC = Noncancellable Disability Income
       GR = Guaranteed Renewable Disability Income
       SV = Surrender Value

                            SCHEDULE OF COMMISSION RATES
                                      EXHIBIT I


IX.   HEALTH INSURANCE

                             CONTRACT YEAR 1                 RENEWAL YEARS
                             ===============   =============================

                                                               Continuous***
                                                   1st            Renewal
                               First Year        Renewal        Commissions
                               Commission       Commission      Thereafter
                               ----------       ----------      -----------

Disability Income (1980 Series)
   Noncancellable -
      Occ. Classes 4A,5A           50%             l7%              5%
      Occ. Classes 3A,2A           45              17               5
   Guaranteed Renewable
      Occ. Classes 2A,1A           40              10               4

Business Overhead (1980 Series)    45              17               5

Long Term Care (1992 Series)*      35**             5               3

Long Term Care (1990 Series)*      35**             5               5***

Long Term Care (1987 Series)       35               5               5***

Family Hospital
   Issue Ages 60 and Under         40              10               4
   Issue Age 61                    35              10               4
   Issue Age 62                    30              10               4
   Issue Age 63                    25              10               4
   Issue Age 64                    20              10               4

MagniMed
   Issue Ages 60 and Under         15             None              7
   Issue Age 61                    13             None              7
   Issue Age 62                    11             None              7
   Issue Age 63                     9             None              7
   Issue Age 64                     7             None              7

MagniMed ElectaCare
   Issue Ages 60 and Under         20             None              5
   Issue Age 61                    18             None              5
   Issue Age 62                    15             None              5
   Issue Age 63                    12             None              5
   Issue Age 64                     9             None              5

InterMed                           15             None             None
InterMed ElectaCare                15             None             None
SuppliMed - 83 Series              15             None              5
SupliMed, SuppliMed Plus,
   and SuppliMed Premiere          20             None              3


* State variations are given in the Amendment section at the end of this Schedule.


** The Long Term Care (1992 and 1990 Series) First Year Commission Rate for issue ages higher than 70 reduces 1% per year until it reaches 21% at issue age 84. (The first year commission percent = 35-(Issue
     Age - 70) for issue ages higher than 70.)


*** Exception: Renewal commissions for Long Term Care (1987 and 1990 Series) are paid through renewal year 4; zero thereafter.


      B. Health Insurance Riders

         The First Year, Renewal and Service Commission rates for any Health Insurance riders, except the Maternity Benefit rider, attached to a Health Insurance contract will be the same as the corresponding commission rates for the Health Insurance contract. No commission is paid on the Maternity Benefit rider.

                            SCHEDULE OF COMMISSION RATES
                                      EXHIBIT I


X.    SUPPLEMENTAL BENEFITS

      Commission rates for supplemental benefits issued with the basic contract will be the same as the corresponding commission rates for the basic contract.

      Commission rates for supplemental benefits issued after the basic contract will be determined by the Society.



XI.   SETTLEMENT OPTIONS

      The commission is a percentage of the proceeds applied under one of the following Income Settlement Options.


                                                                  First Year
                                                                  Commission
                                                                  ----------

      A. Current Life Income Settlement Options                      2.50%


      B. Non-withdrawable Fixed Period Settlement Options

         Tier One (Fixed period:  5 through 9 yrs.)                  1.00%

         Tier Two (Fixed period:  10 through 14 yrs.)                1.75

         Tier Three (Fixed period:  15 or more yrs.)                 2.50


      No commission is payable on amounts left on Deposit or on amounts applied under withdrawable Fixed Amount or Fixed Period Settlement Options.

                         SCHEDULE OF COMMISSION RATES
                                  EXHIBIT IA

                                TARGET PREMIUMS

           I.  FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  -  SERIES II

      A. Basic Contract* - Highest Total Face Amount** Less Than $250,000

    Issue     Male         Female      Issue     Male           Female
     Age   Smkr.  Nsmkr. Smkr.  Nsmkr.  Age  Smkr.   Nsmkr.   Smkr.   Nsmkr.
============================================================================
      0    3.00          3.00           38    9.60    7.80    7.56    6.60
      1    3.00          3.00           39   10.20    8.16    8.04    7.08
      2    3.00          3.00           40   10.80    8.64    8.52    7.44
      3    3.00          3.00           41   11.76    9.24    9.24    7.80
      4    3.00          3.00           42   12.84    9.84    9.84    8.28
      5    3.00          3.00           43   13.80   10.56   10.56    8.64
      6    3.00          3.00           44   14.88   11.16   11.16    9.12
      7    3.00          3.00           45   15.84   11.76   11.88    9.48
      8    3.00          3.00           46   17.04   12.60   12.72   10.08
      9    3.00          3.00           47   18.36   13.44   13.56   10.68
     10    3.00          3.00           48   19.56   14.40   14.28   11.40
     11    3.12          3.00           49   20.88   15.24   15.12   12.00
     12    3.24          3.00           50   22.08   16.08   15.96   12.60
     13    3.24          3.12           51   23.76   17.40   17.16   13.56
     14    3.36          3.12           52   25.44   18.72   18.36   14.52
     15    3.48          3.12           53   27.24   19.92   19.56   15.60
     16    3.72          3.12           54   28.92   21.24   20.76   16.56
     17    3.84          3.24           55   30.60   22.56   21.96   17.52
     18    4.08          3.24           56   32.76   24.36   23.52   18.96
     19    4.20          3.36           57   34.92   26.28   25.20   20.28
     20    4.44   3.96   3.36   3.00    58   37.50   28.08   26.76   21.72
     21    4.56   4.08   3.48   3.12    59   39.36   30.00   28.44   23.04
     22    4.80   4.20   3.72   3.36    60   41.52   31.80   30.00   24.48
     23    4.92   4.44   3.84   3.48    61   43.92   34.20   32.28   26.88
     24    5.16   4.56   4.08   3.72    62   46.32   36.60   34.68   29.16
     25    5.28   4.68   4.20   3.84    63   48.84   39.00   36.96   31.56
     26    5.52   4.80   4.32   3.96    64   51.24   41.40   39.36   33.84
     27    5.76   5.04   4.44   4.08    65   53.64   43.80   41.64   36.24
     28    5.88   5.16   4.68   4.20    66   56.76   47.16   44.04   38.76
     29    6.12   5.40   4.80   4.32    67   59.76   50.52   46.32   41.28
     30    6.36   5.52   4.92   4.44    68   62.88   53.88   48.72   43.68
     31    6.60   5.76   5.16   4.68    69   65.88   57.24   51.00   46.20
     32    6.84   5.88   5.40   4.80    70   69.00   60.60   53.40   48.72
     33    7.20   6.12   5.52   5.04    71   73.20   64.92   56.40   51.84
     34    7.44   6.24   5.76   5.16    72   77.40   69.36   59.40   55.08
     35    7.68   6.48   6.00   5.40    73   81.60   73.68   62.52   58.20
     36    8.28   6.96   6.48   5.76    74   85.80   78.12   65.52   61.44
     37    8.88   7.32   6.96   6.24    75   90.00   82.44   68.52   64.56

*    Smkr. includes premium class "Smoker" and "Smoker Special"; Nsmkr.
     includes premium class "Nonsmoker" and "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the Total Face Amount after a requested increase.

Add $31.56 per contract to cover the monthly expense.

                         SCHEDULE OF COMMISSION RATES
                                  EXHIBIT IA

                                TARGET PREMIUMS

           I.  FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE  -  SERIES II

      B. Basic Contract* - Highest Total Face Amount** More Than $249,999

    Issue     Male         Female      Issue     Male           Female
     Age   Smkr.  Nsmkr. Smkr.  Nsmkr.  Age  Smkr.   Nsmkr.   Smkr.   Nsmkr.
============================================================================
     16    2.88          2.40           46   13.20    9.72    9.84    7.80
     17    3.00          2.52           47   14.16   10.44   10.44    8.28
     18    3.24          2.52           48   15.12   11.16   11.04    8.88
     19    3.24          2.64           49   16.08   11.76   11.64    9.24
     20    3.48   3.12   2.64   2.40    50   17.04   12.48   12.36    9.72
     21    3.60   3.24   2.76   2.40    51   18.36   13.44   13.20   10.44
     22    3.72   3.24   2.88   2.64    52   19.68   14.40   14.16   11.28
     23    3.84   3.48   3.00   2.76    53   21.00   15.36   15.12   12.00
     24    4.08   3.60   3.24   2.88    54   22.32   16.44   16.08   12.84
     25    4.08   3.60   3.24   3.00    55   23.64   17.40   16.92   13.56
     26    4.32   3.72   3.36   3.12    56   25.32   18.84   18.12   14.64
     27    4.44   3.96   3.48   3.24    57   27.00   20.28   19.44   15.72
     28    4.56   4.08   3.60   3.24    58   28.68   21.72   20.64   16.80
     29    4.80   4.20   3.72   3.36    59   30.36   23.16   21.96   17.76
     30    4.92   4.32   3.84   3.48    60   32.04   24.60   23.16   18.96
     31    5.16   4.44   4.08   3.60    61   33.96   26.40   24.96   20.76
     32    5.28   4.56   4.20   3.72    62   35.76   28.32   26.88   22.56
     33    5.64   4.80   4.32   3.96    63   37.80   30.24   28.56   24.48
     34    5.76   4.80   4.44   4.08    64   39.36   31.80   30.24   26.04
     35    6.00   5.04   4.68   4.20    65   41.52   33.96   32.28   28.08
     36    6.48   5.40   5.04   4.44    66   43.68   36.24   33.84   29.88
     37    6.84   5.64   5.40   4.80    67   45.96   38.88   35.64   31.80
     38    7.44   6.00   5.88   5.16    68   48.84   41.76   37.80   33.96
     39    7.92   6.36   6.24   5.52    69   50.28   43.80   39.00   35.28
     40    8.40   6.72   6.60   5.76    70   52.68   46.32   40.80   37.20
     41    9.12   7.20   7.20   6.00    71   57.00   50.52   43.92   40.32
     42    9.96   7.68   7.68   6.48    72   59.28   53.04   45.48   42.12
     43   10.68   8.16   8.16   6.72    73   62.52   56.52   47.88   44.64
     44   11.52   8.64   8.64   7.08    74   65.88   60.00   50.28   47.16
     45   12.24   9.12   9.24   7.32    75   69.12   63.36   52.68   49.68

*    Smkr. includes premium class "Smoker" and "Smoker Special"; Nsmkr.
     includes premium class "Nonsmoker" and "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the Total Face Amount after a requested increase.

Add $31.56 per contract to cover the monthly expense.

                         SCHEDULE OF COMMISSION RATES
                                  EXHIBIT IA

                               TARGET PREMIUMS

              II. FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                     SERIES III, IV AND JUVENILE-ISSUE

            A. Basic Contract* - Highest Total Face Amount** of
                                 Series III and IV Less Than $250,000

            (No limit on face amount of Juvenile-Issue Contract)

   Issue      Male         Female      Issue     Male           Female
    Age   Smkr.  Nsmkr.  Smkr.  Nsmkr.  Age  Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
     0    2.52            2.52          41   11.76    9.24    9.24    7.80
     1    2.52            2.52          42   12.72    9.84    9.84    8.28
     2    2.52            2.52          43   13.68   10.56   10.56    8.64
     3    2.52            2.52          44   14.88   11.16   11.16    9.12
     4    2.52            2.52          45   15.84   11.76   11.88    9.48
     5    2.52            2.52          46   17.04   12.60   12.72   10.08
     6    2.52            2.52          47   18.12   13.44   13.56   10.68
     7    2.52            2.52          48   19.20   14.40   14.28   11.40
     8    2.52            2.52          49   20.40   15.24   15.12   12.00
     9    2.52            2.52          50   21.72   16.08   15.96   12.60
    10    2.52            2.52          51   23.28   17.04   17.16   13.56
    11    2.64            2.52          52   24.96   18.00   18.36   14.52
    12    2.76            2.52          53   26.76   19.20   19.56   15.60
    13    2.88            2.64          54   28.92   20.40   20.76   16.56
    14    3.12            2.76          55   30.60   21.84   21.96   17.52
    15    3.36            2.88          56   32.76   23.40   23.52   18.96
    16    3.60            3.00          57   34.92   25.08   25.20   20.28
    17    3.84            3.12          58   37.20   27.12   26.76   21.72
    18    4.08            3.24          59   39.36   29.28   28.44   23.04
    19    4.20            3.36          60   41.52   31.80   30.00   24.48
    20    4.44    3.96    3.36   3.00   61   43.92   34.20   32.28   26.88
    21    4.56    4.08    3.48   3.12   62   46.32   36.60   34.68   29.16
    22    4.80    4.20    3.72   3.36   63   48.84   39.00   36.96   31.56
    23    4.92    4.44    3.84   3.48   64   51.24   41.40   39.36   33.84
    24    5.16    4.56    4.08   3.72   65   53.64   43.80   41.64   36.24
    25    5.28    4.68    4.20   3.84   66   56.76   47.16   44.04   38.76
    26    5.52    4.80    4.32   3.96   67   59.76   50.52   46.32   41.28
    27    5.76    5.04    4.44   4.08   68   62.88   53.88   48.72   43.68
    28    5.88    5.16    4.68   4.20   69   65.88   57.24   51.00   46.20
    29    6.12    5.40    4.80   4.32   70   69.00   60.60   53.40   48.72
    30    6.36    5.52    4.92   4.44   71   73.20   64.92   56.40   51.84
    31    6.60    5.76    5.16   4.68   72   77.40   69.36   59.40   55.08
    32    6.84    5.88    5.40   4.80   73   81.60   73.68   62.52   58.20
    33    7.20    6.12    5.52   5.04   74   85.80   78.12   65.52   61.44
    34    7.44    6.24    5.76   5.16   75   90.00   82.44   68.52   64.56
    35    7.68    6.48    6.00   5.40   76   94.20   86.88   71.64   67.80
    36    8.28    6.96    6.48   5.76   77   98.40   91.20   74.64   70.92
    37    8.88    7.32    6.96   6.24   78  102.60   95.64   77.64   74.16
    38    9.60    7.80    7.56   6.60   79  106.80   99.96   80.64   77.28
    39   10.20    8.16    8.04   7.08   80  111.00  104.28   83.64   80.40
    40   10.80    8.64    8.52   7.44


*    Smkr. includes premium class "Smoker" and "Smoker Special"; Nsmkr.
     includes premium class "Nonsmoker" and "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the Total Face Amount after a requested increase.

Add $22.08 per Juvenile-Issue contract and $28.32 per "Series III or IV" contract to cover the monthly administrative charge.


                           SCHEDULE OF COMMISSION RATES
                                    EXHIBIT IA

                                 TARGET PREMIUMS

                 II. FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                                SERIES III AND IV

            B. Basic Contract* - Highest Total Face Amount** More
                                 Than $249,999 and Less Than $500,000

   Issue      Male          Female     Issue     Male           Female
    Age   Smkr.   Nsmkr.  Smkr. Nsmkr.  Age  Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
    20    3.48    3.12    2.64   2.40   51   18.00   13.32   13.20   10.44
    21    3.60    3.24    2.76   2.40   52   19.32   14.04   14.16   11.28
    22    3.72    3.24    2.88   2.64   53   20.76   14.88   15.12   12.00
    23    3.84    3.48    3.00   2.76   54   22.20   15.84   16.08   12.84
    24    4.08    3.60    3.24   2.88   55   23.64   16.92   16.92   13.56
    25    4.08    3.60    3.24   3.00   56   25.32   18.24   18.12   14.64
    26    4.32    3.72    3.36   3.12   57   27.00   20.28   19.44   15.72
    27    4.44    3.96    3.48   3.24   58   28.68   21.72   20.64   16.80
    28    4.56    4.08    3.60   3.24   59   30.36   22.92   21.96   17.76
    29    4.80    4.20    3.72   3.36   60   32.04   24.60   23.16   18.96
    30    4.92    4.32    3.84   3.48   61   33.96   26.40   24.96   20.76
    31    5.16    4.44    4.08   3.60   62   35.76   28.32   26.88   22.56
    32    5.28    4.56    4.20   3.72   63   37.80   30.24   28.56   24.48
    33    5.64    4.80    4.32   3.96   64   39.36   31.80   30.24   26.04
    34    5.76    4.80    4.44   4.08   65   41.52   33.96   32.28   28.08
    35    6.00    5.04    4.68   4.20   66   43.68   36.24   33.84   29.88
    36    6.48    5.40    5.04   4.44   67   45.96   38.88   35.64   31.80
    37    6.84    5.64    5.40   4.80   68   48.84   41.76   37.80   33.96
    38    7.44    6.00    5.88   5.16   69   50.28   43.80   39.00   35.28
    39    7.92    6.36    6.24   5.52   70   52.68   46.32   40.80   37.20
    40    8.40    6.72    6.60   5.76   71   57.00   50.52   43.92   40.32
    41    9.12    7.20    7.20   6.00   72   59.28   53.04   45.48   42.12
    42    9.96    7.68    7.68   6.48   73   62.52   56.52   47.88   44.64
    43   10.68    8.16    8.16   6.72   74   65.88   60.00   50.28   47.16
    44   11.52    8.64    8.64   7.08   75   69.12   63.36   52.68   49.68
    45   12.24    9.12    9.24   7.32   76   72.48   66.84   55.08   52.20
    46   13.08    9.72    9.84   7.80   77   75.72   70.20   57.48   54.72
    47   13.92   10.44   10.44   8.28   78   79.08   73.68   59.88   57.24
    48   14.88   11.16   11.04   8.88   79   82.32   77.04   62.28   59.76
    49   15.84   11.76   11.64   9.24   80   85.56   80.40   64.56   62.16
    50   16.80   12.48   12.36   9.72


*    Smkr. includes premium class "Smoker" and "Smoker Special"; Nsmkr.
     includes premium class "Nonsmoker" and "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the Total Face Amount after a requested increase.

Add $28.32 per contract to cover the monthly administrative charge.


                           SCHEDULE OF COMMISSION RATES
                                     EXHIBIT IA

                                  TARGET PREMIUMS

                 II. FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                                 SERIES III AND IV

      C. Basic Contract* - Highest Total Face Amount** More Than $499,999

   Issue      Male          Female     Issue     Male           Female
    Age   Smkr.   Nsmkr.  Smkr. Nsmkr.  Age  Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
    20    2.64    2.16    1.80   1.56   51   12.24    9.00    9.00    7.08
    21    2.64    2.28    1.92   1.68   52   13.20    9.60    9.60    7.68
    22    2.64    2.40    2.04   1.80   53   14.16   10.20   10.20    8.16
    23    2.64    2.40    2.16   1.92   54   15.24   10.92   10.92    8.76
    24    2.76    2.52    2.28   2.04   55   16.32   11.64   11.64    9.36
    25    2.76    2.52    2.28   2.04   56   17.52   12.60   12.48   10.08
    26    2.88    2.64    2.40   2.16   57   18.72   13.68   13.32   10.80
    27    3.00    2.76    2.52   2.28   58   20.04   14.88   14.28   11.52
    28    3.12    2.76    2.52   2.28   59   21.36   16.08   15.36   12.36
    29    3.24    2.88    2.64   2.40   60   22.56   17.28   16.32   13.32
    30    3.36    2.88    2.64   2.40   61   23.88   18.60   17.52   14.52
    31    3.48    3.00    2.76   2.52   62   25.20   19.80   18.84   15.84
    32    3.60    3.12    2.88   2.64   63   26.52   21.12   20.16   17.16
    33    3.72    3.12    2.88   2.64   64   27.96   22.56   21.48   18.60
    34    3.96    3.24    3.00   2.76   65   29.40   24.00   22.80   19.92
    35    4.08    3.36    3.12   2.88   66   30.96   25.68   24.12   21.24
    36    4.32    3.60    3.36   3.12   67   32.40   27.36   25.20   22.56
    37    4.68    3.84    3.60   3.36   68   34.08   29.28   26.52   23.88
    38    4.92    4.08    3.84   3.60   69   36.00   31.20   27.96   25.32
    39    5.28    4.32    4.20   3.84   70   38.16   33.60   29.52   27.00
    40    5.64    4.56    4.44   3.96   71   40.68   36.24   31.44   28.92
    41    6.12    4.92    4.80   4.20   72   43.56   39.24   33.48   31.08
    42    6.60    5.16    5.16   4.32   73   46.80   42.48   35.88   33.48
    43    7.20    5.52    5.52   4.56   74   50.52   46.20   38.64   36.24
    44    7.80    5.76    6.00   4.80   75   54.72   50.16   41.64   39.24
    45    8.28    6.12    6.24   4.92   76   58.08   53.52   44.16   41.76
    46    8.88    6.60    6.72   5.28   77   61.44   56.88   46.56   44.16
    47    9.36    6.96    7.08   5.52   78   64.68   60.12   48.96   46.68
    48    9.96    7.44    7.44   5.88   79   68.04   63.48   51.36   49.08
    49   10.56    7.92    7.92   6.24   80   71.28   66.72   53.76   51.48
    50   11.28    8.40    8.40   6.60


*    Smkr. includes premium class "Smoker" and "Smoker Special"; Nsmkr.
     includes premium class "Nonsmoker" and "Nonsmoker Special".

**   The Highest Total Face Amount is the greater of  1) the Initial Face
     Amount or  2) the Total Face Amount after a requested increase.

Add $28.32 per contract to cover the monthly administrative charge.


                           SCHEDULE OF COMMISSION RATES
                                     EXHIBIT IA

                                  TARGET PREMIUMS

III.  RIDERS AND SUPPLEMENTAL BENEFITS

      Target Premium equals the annual cost of the rider or supplemental benefit divided by 0.95.



IV.   SPECIAL CLASS

      Target Premium for a special class table rating equals the extra annual cost for the table rating divided by 0.95.

      Premiums paid for aviation coverage and temporary extra premiums are not commissionable.

                                  EXHIBIT IA

                        SCHEDULE OF COMMISSION RATES

            V.    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE RIDERS

                               TARGET PREMIUMS

A. SPOUSE RIDER

              Male          Female                Male           Female
   Issue  Std./           Std./        Issue Std./           Std./
    Age   Smkr.   Nsmkr.  Smkr. Nsmkr.  Age  Smkr.   Nsmkr.  Smkr.   Nsmkr.
===========================================================================
    16    5.40            3.24          49   23.76   16.32   12.48    9.72
    17    5.52            3.36          50   24.84   17.16   12.96   10.20
    18    5.76            3.48          51   26.76   18.72   13.68   10.92
    19    5.88            3.60          52   27.96   19.68   14.28   11.40
    20    6.12    4.08    3.72   2.88   53   30.24   21.48   15.12   12.24
    21    6.36    4.20    3.84   3.00   54   31.56   22.56   15.72   12.72
    22    6.48    4.32    3.96   3.12   55   33.96   24.60   16.68   13.68
    23    6.72    4.44    4.08   3.12   56   35.52   25.92   17.28   14.28
    24    6.96    4.56    4.20   3.24   57   38.28   28.20   18.36   15.36
    25    7.08    4.68    4.44   3.36   58   39.96   29.64   19.08   15.96
    26    7.44    4.80    4.56   3.48   59   43.08   32.40   20.28   17.16
    27    7.68    5.04    4.68   3.60   60   45.00   34.08   21.12   18.12
    28    7.92    5.16    4.92   3.72   61   47.04   35.88   22.08   18.96
    29    8.28    5.40    5.04   3.84   62   50.64   39.12   23.76   20.64
    30    8.64    5.52    5.28   3.96   63   52.92   41.04   24.84   21.72
    31    9.00    5.76    5.52   4.20   64   55.32   43.20   26.16   22.80
    32    9.36    6.00    5.76   4.32   65   59.52   46.92   28.08   24.84
    33    9.72    6.24    6.00   4.44   66   62.28   49.44   29.40   26.16
    34   10.08    6.48    6.12   4.56   67   65.16   51.96   30.96   27.60
    35   10.56    6.72    6.36   4.80   68   70.20   56.64   33.36   30.00
    36   10.92    7.08    6.72   4.92   69   73.56   59.64   35.16   31.68
    37   11.40    7.32    6.96   5.16   70   77.04   62.76   37.08   33.60
    38   11.88    7.68    7.20   5.40   71   82.92   68.40   40.20   36.72
    39   12.84    8.28    7.68   5.76   72   86.88   72.12   42.60   39.00
    40   13.44    8.76    7.92   6.00   73   91.08   75.84   45.00   41.52
    41   14.52    9.60    8.40   6.36   74   98.52   83.04   49.56   45.96
    42   15.12    9.96    8.76   6.60   75  106.20   90.72   54.36   50.88
    43   16.32   10.92    9.24   7.08   76  111.00   95.28   57.60   54.12
    44   17.04   11.40    9.60   7.32   77  115.92   99.96   61.08   57.36
    45   18.48   12.36   10.32   7.92   78  120.84  104.76   64.56   60.84
    46   19.44   12.96   10.68   8.16   79  125.88  109.68   68.28   64.44
    47   21.00   14.16   11.28   8.76   80  130.92  114.84   72.12   68.04
    48   21.96   14.88   11.76   9.12

*    Smkr. includes premium class "Smoker" or "Smoker Special";
     Nsmkr. includes premium class "Nonsmoker" or "Nonsmoker Special".
     Std. includes premium class "Standard" or "Standard Special".

                                  CHILD RIDER

              TARGET PREMIUM EQUALS $5.76 PER $1,000 OF FACE AMOUNT.





                     DISTRICT REPRESENTATIVE AGREEMENT

                           LUTHERAN BROTHERHOOD
                          Minneapolis, Minnesota


                        AMENDMENT TO EXHIBIT I, IA
                       SCHEDULE OF COMMISSION RATES



                  FLEXIBLE PREMIUM ADJUSTABLE LIFE INSURANCE
                     SERIES III, IV, AND JUVENILE-ISSUE

               Exhibit I, Section VI and Exhibit IA, Section II


1.  All columns headed by "Male" are amended to read "Male/Unisex**"

2.  Add a footnote which reads:

    **Unisex rates are used for contracts which prohibit discrimination on the basis of gender.



                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

         Exhibit I, Section VII. C1,C2,D1,D2,E1,E2  --  Basic Contract
              C3, F-Spouse Insurance Benefit (except in Montana)
                          and Exhibit IA, Section V.


1.  All columns headed by "Male" are amended to read "Male/Unisex**"

2.  Add a footnote which reads:

    **Unisex rates are used for contracts which prohibit discrimination on the basis of gender.


C3, F-SPOUSE INSURANCE BENEFIT:  MONTANA ONLY

1.  All columns headed by "Female" are amended to read "Female/Unisex**"

2.  Add a footnote which reads:

    **Unisex rates are used for contracts which prohibit discrimination on the basis of gender.





                     DISTRICT REPRESENTATIVE AGREEMENT

                           LUTHERAN BROTHERHOOD
                          Minneapolis, Minnesota


                       SCHEDULE OF COMMISSION RATES
                          AMENDMENT TO EXHIBIT I


Section VIII.  HEALTH INSURANCE


The following rates apply to Long Term Care (1992 Series) contracts sold to residents of the indicated state.


                      INDIANA           WISCONSIN          MICHIGAN

                    COMMISSIONS        COMMISSIONS        COMMISSIONS

                          Continuous       Continuous          Continuous
          Issue             Renewal          Renewal             Renewal
           Age      Year 1  Year 2+  Year 1  Year 2+   Year 1-3  Year 4+
           ---      ------  -------  ------  -------   --------  -------
          50-71      18%      9%       24%      7%        18%       3%
           72        18       9        24       7         17        3
           73        17       9        23       7         17        3
           74        16       9        23       7         16        3
           75        16       9        23       6         16        3
           76        16       8        23       6         16        3
           77        16       8        23       6         15        3
           78        16       8        22       6         15        3
           79        16       8        21       6         14        3
           80        15       8        20       6         14        3
           81        15       8        20       5         14        3
           82        14       8        20       5         13        3
           83        14       7        20       5         13        3
           84        14       7        19       5         12        3



                     DISTRICT REPRESENTATIVE AGREEMENT

                           LUTHERAN BROTHERHOOD
                          Minneapolis, Minnesota


                       SCHEDULE OF COMMISSION RATES
                          AMENDMENT TO EXHIBIT I

Section VIII.  HEALTH INSURANCE

The following rates apply to Long Term Care (1990 Series) contracts sold to residents of the indicated state.

                                     Commissions          Commissions
MICHIGAN          Issue Ages         Years 1,2&3           Years 4&5
                  ----------        --------------        -----------
                    50-70                 17%                  5%
                    71-73                 16                   5
                    74-76                 15                   5
                    77-79                 14                   5
                    80-82                 13                   5
                    82-84                 12                   5


                                       1st Year           Commissions
WISCONSIN         Issue Ages          Commissions      Years 2,3,4,5&6
                  ----------          -----------      -----------------
                    50-70                 27%                  7%
                      71                  26                   7
                      72                  25                   7
                    73-74                 24                   7
                    75-76                 24                   6
                      77                  23                   6
                      78                  22                   6
                      79                  21                   6
                    80-81                 20                   6
                    82-83                 20                   5
                      84                  19                   5


                                       1st Year           Commissions
INDIANA           Issue Ages          Commissions       Years 2,3,4,5&6
                  ----------          -----------      -----------------
                    50-70                 18%                 10%
                    71-72                 18                   9
                      73                  17                   9
                    74-75                 16                   9
                    76-77                 16                   8
                    78-79                 15                   8
                      80                  14                   8
                    81-82                 14                   7
                    83-84                 13                   7





                     DISTRICT REPRESENTATIVE AGREEMENT

                           LUTHERAN BROTHERHOOD
                          Minneapolis, Minnesota


                       SCHEDULE OF COMMISSION RATES
                          AMENDMENT TO EXHIBIT I


Section VIII.  HEALTH INSURANCE


The following rates apply to Long Term Care (1992 Series) contracts sold to residents of the indicated state.


                                 DELAWARE

                                COMMISSIONS

         Issue
          Age        Year 1     Year 2     Year 3    Year 4    Year 5+
          ---        ------     ------     ------    ------    -------
         50-72         16%        16%        16%        8%        3%
           73          16         16         16         5         3
           74          16         16         16         3         3
           75          16         16         13         3         3
           76          16         16         11         3         3
           77          16         16         10         3         3
           78          16         16          9         3         3
           79          16         16          7         3         3
           80          16         16          5         3         3
           81          16         16          4         3         3
           82          16         16          3         3         3
           83          16         13          3         3         3
           84          16         12          3         3         3








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#20774

